UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21779

JOHN HANCOCK FUNDS II

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(Exact name of registrant as specified in charter)

200 Berkeley Street, BOSTON, MA 02116

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(Address of principal executive offices) (Zip code)

SALVATORE SCHIAVONE, 200 Berkeley Street, BOSTON, MA 02116

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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 543-9634

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Date of fiscal year end: 7/31

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Date of reporting period: 7/31/22

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ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared the following annual reports to shareholders for the period ended July 31, 2022:

•Fundamental All Cap Core Fund

•Multi-Asset Absolute Return Fund

Annual report
John Hancock
Fundamental All Cap Core Fund
U.S. equity
July 31, 2022

A message to shareholders
Dear shareholder,
The U.S. stock market sank during the 12 months ended July 31, 2022, pressured by surging inflation, rising interest rates, and supply chain shortages exacerbated by the Russian invasion of Ukraine and China’s strict COVID-19 lockdowns. To tame inflation, the U.S. Federal Reserve hiked its short-term interest-rate target four times during the second half of the period.
Worries about decelerating economic growth and the health of the consumer ensued, outweighing largely healthy corporate earnings reports. Amid this backdrop, the stock market posted its worst first half of the year since 1970, with the most notable downturn occurring among many of the large-cap technology stocks that had led the market higher since the lows of early 2020.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
Global Head of Retail,
Manulife Investment Management
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Fundamental All Cap Core Fund

2	Your fund at a glance
4	Management’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
13	Financial statements
16	Financial highlights
22	Notes to financial statements
30	Report of independent registered public accounting firm
31	Tax information
32	Evaluation of advisory and subadvisory agreements by the Board of Trustees
39	Statement regarding liquidity risk management
41	Trustees and Officers
45	More information
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/2022 (%)

The Russell 3000 Index tracks the performance of 3,000 publicly traded large-, mid-, and small-cap companies in the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

U.S. stocks slid amid surging inflation
Decades-high inflation and rising interest rates pressured equity market returns in 2022.
Security selection hampered relative performance
Stock picks in the consumer staples and healthcare sectors notably detracted from the fund’s performance versus its benchmark, the Russell 3000 Index.
Positioning in energy helped
An overweight in the energy sector gave a boost to relative performance.
SECTOR COMPOSITION AS OF 7/31/2022 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	3

Management’s discussion of fund performance
Why did U.S. stocks decline during the 12 months ended July 31, 2022?
Stocks rallied in 2021, buoyed by healthy corporate earnings, favorable consumer spending, and progress in treating COVID-19. However, in 2022, worries about surging inflation, the Russian invasion of Ukraine, COVID-19 lockdowns in China, and supply chain issues triggered a steep equity market decline. Plus, to tame inflation, the U.S. Federal Reserve began hiking its short-term interest-rate target, triggering recession fears.
The fund’s benchmark declined for the period, with notable losses from sectors that had previously been pandemic winners, including communication services, consumer discretionary, and information technology. Conversely, energy stocks soared, as tightened supply in the wake of Russia’s invasion of Ukraine boosted commodity prices.
What hampered performance relative to the benchmark?
Security selection in the consumer staples sector, stock picks and an underweight in healthcare, and a sizable overweight and investment choices in consumer discretionary hurt most. Among the biggest individual detractors was Meta Platforms, Inc., parent of social media network Facebook. Its stock sank as another company’s changes to its privacy settings, a slowing demand outlook for advertising, and Meta’s investments in the metaverse depressed its revenue and
TOP 10 HOLDINGS AS OF 7/31/2022 (% of net assets)
Amazon.com, Inc.	9.1
Alphabet, Inc., Class A	5.8
Lennar Corp., A Shares	5.7
Morgan Stanley	4.6
KKR & Company, Inc.	4.2
The Goldman Sachs Group, Inc.	4.1
Apple, Inc.	4.0
First Hawaiian, Inc.	3.6
Liberty Media Corp.-Liberty Formula One, Series C	3.5
salesforce.com, Inc.	3.4
TOTAL	48.0
Cash and cash equivalents are not included.
4	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT

earnings outlook. Elsewhere, shares of Workday, Inc., known for its cloud-based software for human capital and financial applications, underperformed as investors grew concerned corporations might deprioritize large purchases in a slowing macroeconomic environment. Biopharmaceuticals company Moderna, Inc. also notably detracted, hurt by worries that demand for COVID-19 vaccines would fall. The fund had sizable overweights in each of these stocks.
Which investment choices helped relative performance?
An overweight in energy and stock picks in communication services gave the biggest boosts versus the benchmark. Top individual contributors included liquefied natural gas (LNG) company Chenière Energy, Inc.; its stock soared amid rising commodity prices and increased LNG demand. A non-index position in Canadian oil sands company Suncor Energy, Inc. also rallied sharply as elevated oil prices boosted the value of its long-lived assets. Elsewhere, shares of Liberty Media Corp.-Liberty Formula One posted a sizable gain, as the sports and entertainment company inked new marketing and sponsorship deals and returned to a full in-person racing schedule. Chenière and Liberty were overweights.
How was the fund positioned at period end?
The fund remained focused on financially sound companies that we believe have competitive advantages, the ability to generate substantial cash flow over sustained periods, and attractive stock prices relative to our estimate of intrinsic value. At period end, the fund had some of its highest exposure to small- and mid-cap stocks in recent history, with sizable overweights in the consumer discretionary, communication services, and financials sectors.
MANAGED BY

Emory W. Sanders, Jr., CFA
Jonathan T. White, CFA
The views expressed in this report are exclusively those of Emory W. Sanders, Jr., CFA, and Jonathan T. White, CFA, Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED JULY 31, 2022

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A	-13.84	11.53	13.76	72.60	263.02
Class C1	-10.75	11.89	13.70	75.35	261.11
Class I2	-9.00	13.02	14.71	84.37	294.50
Class R2[1,2]	-9.35	12.58	14.34	80.85	281.77
Class R4[1,2]	-9.06	12.93	14.54	83.66	288.61
Class R6[1,2]	-8.90	13.14	14.69	85.38	293.62
Index†	-7.35	12.18	13.48	77.65	254.02
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, and Class R6 shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until November 30, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R2	Class R4	Class R6
Gross (%)	1.31	2.01	1.01	1.39	1.25	0.90
Net (%)	1.13	1.83	0.83	1.22	0.97	0.72
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Index is the Russell 3000 Index.
See the following page for footnotes.
6	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Fundamental All Cap Core Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Russell 3000 Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C1,3	7-31-12	36,111	36,111	35,402
Class I2	7-31-12	39,450	39,450	35,402
Class R2[1,2]	7-31-12	38,177	38,177	35,402
Class R4[1,2]	7-31-12	38,861	38,861	35,402
Class R6[1,2]	7-31-12	39,362	39,362	35,402
The Russell 3000 Index tracks the performance of 3,000 publicly traded large-, mid-, and small-cap companies in the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	Class C shares were first offered on 6-27-14; Class R2, Class R4, and Class R6 shares were first offered on 3-27-15. Returns prior to these dates are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the fund’s prospectus.
[3]	The contingent deferred sales charge is not applicable.
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2022, with the same investment held until July 31, 2022.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2022, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on February 1, 2022, with the same investment held until July 31, 2022. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 2-1-2022	Ending value on 7-31-2022	Expenses paid during period ended 7-31-2022[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$912.30	$5.36	1.13%
	Hypothetical example	1,000.00	1,019.20	5.66	1.13%
Class C	Actual expenses/actual returns	1,000.00	909.30	8.66	1.83%
	Hypothetical example	1,000.00	1,015.70	9.15	1.83%
Class I	Actual expenses/actual returns	1,000.00	913.40	3.94	0.83%
	Hypothetical example	1,000.00	1,020.70	4.16	0.83%
Class R2	Actual expenses/actual returns	1,000.00	911.70	5.74	1.21%
	Hypothetical example	1,000.00	1,018.80	6.06	1.21%
Class R4	Actual expenses/actual returns	1,000.00	913.30	4.13	0.87%
	Hypothetical example	1,000.00	1,020.50	4.36	0.87%
Class R6	Actual expenses/actual returns	1,000.00	914.10	3.42	0.72%
	Hypothetical example	1,000.00	1,021.20	3.61	0.72%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	9

Fund’s investments
AS OF 7-31-22
	Shares	Value
Common stocks 98.4%		$277,153,812
(Cost $263,138,167)
Communication services 13.1%		36,834,507
Entertainment 3.5%
Liberty Media Corp.-Liberty Formula One, Series C (A)	144,071	9,763,692
Interactive media and services 9.6%
Alphabet, Inc., Class A (A)	139,140	16,184,765
CarGurus, Inc. (A)	167,744	4,074,502
Meta Platforms, Inc., Class A (A)	42,813	6,811,548
Consumer discretionary 23.7%		66,810,743
Household durables 6.6%
Lennar Corp., A Shares	190,592	16,200,320
NVR, Inc. (A)	550	2,416,205
Internet and direct marketing retail 9.1%
Amazon.com, Inc. (A)	189,240	25,537,940
Leisure products 2.6%
Polaris, Inc.	61,945	7,264,910
Specialty retail 3.4%
Dufry AG (A)	108,368	4,080,251
Group 1 Automotive, Inc.	31,958	5,654,009
Textiles, apparel and luxury goods 2.0%
Canada Goose Holdings, Inc. (A)	176,746	3,460,687
Salvatore Ferragamo SpA	123,827	2,196,421
Consumer staples 5.1%		14,522,678
Beverages 2.1%
Anheuser-Busch InBev SA/NV, ADR	38,502	2,061,397
The Boston Beer Company, Inc., Class A (A)	9,829	3,739,246
Food products 2.2%
Post Holdings, Inc. (A)	48,161	4,187,117
The Hain Celestial Group, Inc. (A)	93,867	2,135,474
Personal products 0.8%
BellRing Brands, Inc. (A)	99,397	2,399,444
Energy 5.3%		14,817,632
Oil, gas and consumable fuels 5.3%
Cheniere Energy, Inc.	62,615	9,365,952
Suncor Energy, Inc.	160,627	5,451,680
Financials 19.1%		53,709,141
Banks 3.6%
First Hawaiian, Inc.	393,969	10,042,270
10	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Capital markets 15.0%
KKR & Company, Inc.	210,111	$11,652,756
Morgan Stanley	153,239	12,918,048
S&P Global, Inc.	15,908	5,996,202
The Goldman Sachs Group, Inc.	34,659	11,554,964
Consumer finance 0.5%
Synchrony Financial	46,144	1,544,901
Health care 4.4%		12,311,553
Biotechnology 2.9%
Alnylam Pharmaceuticals, Inc. (A)	24,215	3,439,499
Moderna, Inc. (A)	28,816	4,728,417
Health care equipment and supplies 1.5%
Hologic, Inc. (A)	29,738	2,122,698
Masimo Corp. (A)	13,978	2,020,939
Industrials 4.4%		12,410,199
Electrical equipment 1.5%
Regal Rexnord Corp.	18,466	2,479,984
Sensata Technologies Holding PLC	36,245	1,611,815
Machinery 1.3%
Parker-Hannifin Corp.	13,050	3,772,625
Trading companies and distributors 1.6%
United Rentals, Inc. (A)	14,088	4,545,775
Information technology 19.4%		54,694,831
Semiconductors and semiconductor equipment 4.6%
Analog Devices, Inc.	33,213	5,711,307
NVIDIA Corp.	40,389	7,335,854
Software 10.8%
Autodesk, Inc. (A)	20,995	4,541,638
DocuSign, Inc. (A)	34,262	2,192,083
Roper Technologies, Inc.	10,981	4,795,073
salesforce.com, Inc. (A)	51,588	9,493,224
Workday, Inc., Class A (A)	60,502	9,383,860
Technology hardware, storage and peripherals 4.0%
Apple, Inc.	69,176	11,241,792
Materials 1.1%		3,258,222
Chemicals 1.1%
Axalta Coating Systems, Ltd. (A)	129,192	3,258,222
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	11

	Shares	Value
Real estate 2.8%		$7,784,306
Equity real estate investment trusts 2.3%
American Tower Corp.	15,133	4,098,470
Crown Castle International Corp.	13,441	2,428,251
Real estate management and development 0.5%
Five Point Holdings LLC, Class A (A)	298,006	1,257,585

	Yield (%)	Shares	Value
Short-term investments 1.2%			$3,372,310
(Cost $3,372,310)
Short-term funds 1.2%			3,372,310
State Street Institutional U.S. Government Money Market Fund, Premier Class	1.8782(B)	3,372,310	3,372,310

Total investments (Cost $266,510,477) 99.6%	$280,526,122
Other assets and liabilities, net 0.4%	1,011,429
Total net assets 100.0%	$281,537,551

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 7-31-22.
At 7-31-22, the aggregate cost of investments for federal income tax purposes was $267,148,911. Net unrealized appreciation aggregated to $13,377,211, of which $27,096,453 related to gross unrealized appreciation and $13,719,242 related to gross unrealized depreciation.
12	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 7-31-22

Assets
Unaffiliated investments, at value (Cost $266,510,477)	$280,526,122
Dividends and interest receivable	135,509
Receivable for fund shares sold	1,448,089
Receivable from affiliates	7,655
Other assets	75,355
Total assets	282,192,730
Liabilities
Payable for fund shares repurchased	524,706
Payable to affiliates
Accounting and legal services fees	12,823
Transfer agent fees	20,441
Distribution and service fees	17
Trustees’ fees	211
Other liabilities and accrued expenses	96,981
Total liabilities	655,179
Net assets	$281,537,551
Net assets consist of
Paid-in capital	$257,249,536
Total distributable earnings (loss)	24,288,015
Net assets	$281,537,551

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($91,197,139 ÷ 3,476,841 shares)[1]	$26.23
Class C ($9,738,201 ÷ 393,504 shares)[1]	$24.75
Class I ($119,628,710 ÷ 4,448,505 shares)	$26.89
Class R2 ($123,968 ÷ 4,706 shares)	$26.34
Class R4 ($82,503 ÷ 3,082 shares)	$26.77
Class R6 ($60,767,030 ÷ 2,248,322 shares)	$27.03
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$27.61

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	13

STATEMENT OF OPERATIONS For the year ended 7-31-22

Investment income
Dividends	$2,121,805
Interest	19,249
Less foreign taxes withheld	(37,988)
Total investment income	2,103,066
Expenses
Investment management fees	1,539,226
Distribution and service fees	351,541
Accounting and legal services fees	33,173
Transfer agent fees	215,435
Trustees’ fees	3,340
Custodian fees	33,638
State registration fees	128,652
Printing and postage	20,543
Professional fees	80,649
Other	23,140
Total expenses	2,429,337
Less expense reductions	(240,082)
Net expenses	2,189,255
Net investment loss	(86,189)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	15,174,847
15,174,847
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(47,210,741)
(47,210,741)
Net realized and unrealized loss	(32,035,894)
Decrease in net assets from operations	$(32,122,083)
14	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-22	Year ended 7-31-21
Increase (decrease) in net assets
From operations
Net investment loss	$(86,189)	$(329,370)
Net realized gain	15,174,847	5,532,832
Change in net unrealized appreciation (depreciation)	(47,210,741)	33,643,115
Increase (decrease) in net assets resulting from operations	(32,122,083)	38,846,577
Distributions to shareholders
From earnings
Class A	(3,040,461)	(1,750,157)
Class C	(345,989)	(189,770)
Class I	(2,478,858)	(565,703)
Class R2	(4,751)	(2,791)
Class R4	(3,183)	(1,949)
Class R6	(1,440,091)	(549,070)
Total distributions	(7,313,333)	(3,059,440)
From fund share transactions	177,119,763	15,334,318
Total increase	137,684,347	51,121,455
Net assets
Beginning of year	143,853,204	92,731,749
End of year	$281,537,551	$143,853,204
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	15

Financial highlights
CLASS A SHARES Period ended	7-31-22	7-31-21	7-31-20	7-31-19	7-31-18
Per share operating performance
Net asset value, beginning of period	$29.93	$21.48	$18.51	$19.84	$17.95
Net investment loss[1]	(0.06)	(0.10)	(0.02)	—[2]	(0.05)
Net realized and unrealized gain (loss) on investments	(2.58)	9.29	2.99	0.12	3.08
Total from investment operations	(2.64)	9.19	2.97	0.12	3.03
Less distributions
From net investment income	—	—	—[2]	—	—
From net realized gain	(1.06)	(0.74)	—	(1.45)	(1.14)
Total distributions	(1.06)	(0.74)	—[2]	(1.45)	(1.14)
Net asset value, end of period	$26.23	$29.93	$21.48	$18.51	$19.84
Total return (%)[3,4]	(9.29)	43.58	16.05	2.60	17.14
Ratios and supplemental data
Net assets, end of period (in millions)	$91	$74	$53	$49	$49
Ratios (as a percentage of average net assets):
Expenses before reductions	1.23	1.31	1.40	1.36	1.33
Expenses including reductions	1.12	1.24	1.27	1.28	1.28
Net investment income (loss)	(0.21)	(0.39)	(0.11)	0.01	(0.25)
Portfolio turnover (%)	25	18	22	21	23

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
16	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	7-31-22	7-31-21	7-31-20	7-31-19	7-31-18
Per share operating performance
Net asset value, beginning of period	$28.48	$20.62	$17.89	$19.36	$17.67
Net investment loss[1]	(0.24)	(0.27)	(0.15)	(0.12)	(0.18)
Net realized and unrealized gain (loss) on investments	(2.43)	8.87	2.88	0.10	3.01
Total from investment operations	(2.67)	8.60	2.73	(0.02)	2.83
Less distributions
From net realized gain	(1.06)	(0.74)	—	(1.45)	(1.14)
Net asset value, end of period	$24.75	$28.48	$20.62	$17.89	$19.36
Total return (%)[2,3]	(9.88)	42.51	15.26	1.90	16.25
Ratios and supplemental data
Net assets, end of period (in millions)	$10	$8	$6	$6	$6
Ratios (as a percentage of average net assets):
Expenses before reductions	1.93	2.01	2.10	2.06	2.03
Expenses including reductions	1.82	1.94	1.97	1.98	1.98
Net investment loss	(0.91)	(1.09)	(0.81)	(0.69)	(0.95)
Portfolio turnover (%)	25	18	22	21	23

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	17

CLASS I SHARES Period ended	7-31-22	7-31-21	7-31-20	7-31-19	7-31-18
Per share operating performance
Net asset value, beginning of period	$30.56	$21.86	$18.82	$20.08	$18.13
Net investment income (loss)[1]	0.03	(0.03)	0.04	0.06	0.01
Net realized and unrealized gain (loss) on investments	(2.64)	9.47	3.03	0.13	3.11
Total from investment operations	(2.61)	9.44	3.07	0.19	3.12
Less distributions
From net investment income	—	—	(0.03)	—	(0.03)
From net realized gain	(1.06)	(0.74)	—	(1.45)	(1.14)
Total distributions	(1.06)	(0.74)	(0.03)	(1.45)	(1.17)
Net asset value, end of period	$26.89	$30.56	$21.86	$18.82	$20.08
Total return (%)[2]	(9.00)	43.97	16.34	2.94	17.50
Ratios and supplemental data
Net assets, end of period (in millions)	$120	$38	$18	$20	$29
Ratios (as a percentage of average net assets):
Expenses before reductions	0.93	1.01	1.10	1.08	1.03
Expenses including reductions	0.83	0.94	0.97	0.99	0.98
Net investment income (loss)	0.10	(0.10)	0.19	0.31	0.03
Portfolio turnover (%)	25	18	22	21	23

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
18	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R2 SHARES Period ended	7-31-22	7-31-21	7-31-20	7-31-19	7-31-18
Per share operating performance
Net asset value, beginning of period	$30.07	$21.61	$18.64	$19.98	$18.09
Net investment loss[1]	(0.09)	(0.13)	(0.04)	—	(0.05)
Net realized and unrealized gain (loss) on investments	(2.58)	9.33	3.01	0.11	3.09
Total from investment operations	(2.67)	9.20	2.97	0.11	3.04
Less distributions
From net investment income	—	—	—	—	(0.01)
From net realized gain	(1.06)	(0.74)	—	(1.45)	(1.14)
Total distributions	(1.06)	(0.74)	—	(1.45)	(1.15)
Net asset value, end of period	$26.34	$30.07	$21.61	$18.64	$19.98
Total return (%)[2]	(9.35)	43.35	15.93	2.53	17.09
Ratios and supplemental data
Net assets, end of period (in millions)	$—[3]	$—[3]	$—[3]	$—[3]	$—[3]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.32	1.40	1.49	1.46	1.35
Expenses including reductions	1.21	1.34	1.36	1.38	1.30
Net investment loss	(0.30)	(0.49)	(0.21)	—	(0.28)
Portfolio turnover (%)	25	18	22	21	23

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	19

CLASS R4 SHARES Period ended	7-31-22	7-31-21	7-31-20	7-31-19	7-31-18
Per share operating performance
Net asset value, beginning of period	$30.45	$21.79	$18.75	$20.03	$18.11
Net investment income (loss)[1]	0.01	(0.03)	0.01	0.03	(0.02)
Net realized and unrealized gain (loss) on investments	(2.63)	9.43	3.05	0.14	3.11
Total from investment operations	(2.62)	9.40	3.06	0.17	3.09
Less distributions
From net investment income	—	—	(0.02)	—	(0.03)
From net realized gain	(1.06)	(0.74)	—	(1.45)	(1.14)
Total distributions	(1.06)	(0.74)	(0.02)	(1.45)	(1.17)
Net asset value, end of period	$26.77	$30.45	$21.79	$18.75	$20.03
Total return (%)[2]	(9.06)	43.92	16.32	2.84	17.31
Ratios and supplemental data
Net assets, end of period (in millions)	$—[3]	$—[3]	$—[3]	$—[3]	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.08	1.15	1.24	1.31	1.27
Expenses including reductions	0.87	0.99	1.00	1.13	1.12
Net investment income (loss)	0.04	(0.13)	0.06	0.15	(0.12)
Portfolio turnover (%)	25	18	22	21	23

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
20	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	7-31-22	7-31-21	7-31-20	7-31-19	7-31-18
Per share operating performance
Net asset value, beginning of period	$30.68	$21.92	$18.86	$20.10	$18.14
Net investment income[1]	0.06	—[2]	0.06	0.07	0.02
Net realized and unrealized gain (loss) on investments	(2.65)	9.50	3.05	0.14	3.12
Total from investment operations	(2.59)	9.50	3.11	0.21	3.14
Less distributions
From net investment income	—	—	(0.05)	—	(0.04)
From net realized gain	(1.06)	(0.74)	—	(1.45)	(1.14)
Total distributions	(1.06)	(0.74)	(0.05)	(1.45)	(1.18)
Net asset value, end of period	$27.03	$30.68	$21.92	$18.86	$20.10
Total return (%)[3]	(8.90)	44.12	16.49	3.04	17.62
Ratios and supplemental data
Net assets, end of period (in millions)	$61	$24	$16	$14	$13
Ratios (as a percentage of average net assets):
Expenses before reductions	0.82	0.90	0.99	0.96	0.93
Expenses including reductions	0.72	0.84	0.85	0.88	0.88
Net investment income	0.20	0.01	0.30	0.39	0.13
Portfolio turnover (%)	25	18	22	21	23

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	21

Notes to financial statements
Note 1—Organization
John Hancock Fundamental All Cap Core Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following
22	JOHN HANCOCK Fundamental All Cap Core Fund | ANNUAL REPORT

procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of July 31, 2022, by major security category or type:
	Total value at 7-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Communication services	$36,834,507	$36,834,507	—	—
Consumer discretionary	66,810,743	60,534,071	$6,276,672	—
Consumer staples	14,522,678	14,522,678	—	—
Energy	14,817,632	14,817,632	—	—
Financials	53,709,141	53,709,141	—	—
Health care	12,311,553	12,311,553	—	—
Industrials	12,410,199	12,410,199	—	—
Information technology	54,694,831	54,694,831	—	—
Materials	3,258,222	3,258,222	—	—
Real estate	7,784,306	7,784,306	—	—
Short-term investments	3,372,310	3,372,310	—	—
Total investments in securities	$280,526,122	$274,249,450	$6,276,672	—
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off
ANNUAL REPORT | JOHN HANCOCK Fundamental All Cap Core Fund	23

interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended July 31, 2022, the fund had no borrowings under the line of credit. Commitment fees for the year ended July 31, 2022 were $4,149.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
24	JOHN HANCOCK Fundamental All Cap Core Fund | ANNUAL REPORT

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, net capital losses of $116,348 that are a result of security transactions occurring after October 31, 2021, are treated as occurring on August 1, 2022, the first day of the fund’s next taxable year.
As of July 31, 2022, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended July 31, 2022 and 2021 was as follows:
	July 31, 2022	July 31, 2021
Ordinary income	$602,000	$610,064
Long-term capital gains	6,711,333	2,449,376
Total	$7,313,333	$3,059,440
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2022, the components of distributable earnings on a tax basis consisted of $11,027,152 of undistributed long-term capital gains.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and treating a portion of the proceeds from redemptions as distributions for tax purposes.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: a) 0.675% of the first $2.5 billion of the fund’s aggregate average daily net assets together with the net assets of Fundamental All Cap Core Trust, a series of John Hancock Variable Insurance Trust (combined aggregate average daily net assets); and
ANNUAL REPORT | JOHN HANCOCK Fundamental All Cap Core Fund	25

b) 0.650% of the combined aggregate average daily net assets in excess of $2.5 billion. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended July 31, 2022, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.71% of average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, class-specific expenses, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend expense. This agreement expires on November 30, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended July 31, 2022, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$92,295
Class C	9,995
Class I	90,676
Class R2	144
Class	Expense reduction
Class R4	$91
Class R6	46,797
Total	$239,998

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended July 31, 2022, were equivalent to a net annual effective rate of 0.57% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended July 31, 2022, amounted to an annual rate of 0.01% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
26	JOHN HANCOCK Fundamental All Cap Core Fund | ANNUAL REPORT

Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%
The fund’s Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on November 30, 2022, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $84 for Class R4 shares for the year ended July 31, 2022.
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $268,998 for the year ended July 31, 2022. Of this amount, $48,120 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $220,878 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2022, CDSCs received by the Distributor amounted to $744 and $1,046 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended July 31, 2022 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$257,559	$98,467
Class C	93,113	10,684
Class I	—	102,281
Class R2	654	12
Class R4	215	7
Class R6	—	3,984
Total	$351,541	$215,435
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
ANNUAL REPORT | JOHN HANCOCK Fundamental All Cap Core Fund	27

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Lender	$7,800,000	1	0.665%	$144
Note 5—Fund share transactions
Transactions in fund shares for the years ended July 31, 2022 and 2021 were as follows:
	Year Ended 7-31-22		Year Ended 7-31-21
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,552,833	$44,868,746	423,270	$11,129,560
Distributions reinvested	100,486	3,039,709	71,763	1,749,586
Repurchased	(655,904)	(18,404,415)	(468,729)	(11,729,921)
Net increase	997,415	$29,504,040	26,304	$1,149,225
Class C shares
Sold	183,897	$5,103,585	71,109	$1,880,782
Distributions reinvested	12,072	345,989	8,141	189,770
Repurchased	(65,824)	(1,705,310)	(92,765)	(2,272,003)
Net increase (decrease)	130,145	$3,744,264	(13,515)	$(201,451)
Class I shares
Sold	5,130,075	$153,123,650	621,103	$17,690,258
Distributions reinvested	80,059	2,477,841	22,759	565,555
Repurchased	(2,011,270)	(55,829,314)	(217,825)	(5,507,646)
Net increase	3,198,864	$99,772,177	426,037	$12,748,167
Class R2 shares
Sold	1,674	$52,476	2,018	$56,820
Distributions reinvested	120	3,660	85	2,077
Repurchased	(1,546)	(49,479)	(1,647)	(40,965)
Net increase	248	$6,657	456	$17,932
Class R4 shares
Sold	414	$13,101	74	$1,835
Distributions reinvested	16	478	2	56
Repurchased	(3)	(78)	(10)	(292)
Net increase	427	$13,501	66	$1,599
28	JOHN HANCOCK Fundamental All Cap Core Fund | ANNUAL REPORT

	Year Ended 7-31-22		Year Ended 7-31-21
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	1,939,804	$57,491,361	293,896	$8,117,248
Distributions reinvested	46,320	1,440,091	21,488	535,692
Repurchased	(511,719)	(14,852,328)	(279,073)	(7,034,094)
Net increase	1,474,405	$44,079,124	36,311	$1,618,846
Total net increase	5,801,504	$177,119,763	475,659	$15,334,318
Affiliates of the fund owned 83% and 16% of shares of Class R4 and Class R6, respectively, on July 31, 2022. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $223,581,287 and $55,415,740, respectively, for the year ended July 31, 2022.
Note 7—Coronavirus (COVID-19) pandemic
The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
ANNUAL REPORT | JOHN HANCOCK Fundamental All Cap Core Fund	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Fundamental All Cap Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Fundamental All Cap Core Fund (the "Fund") as of July 31, 2022, the related statement of operations for the year ended July 31, 2022, the statements of changes in net assets for each of the two years in the period ended July 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2022 and the financial highlights for each of the five years in the period ended July 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 9, 2022
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
30	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2022.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund paid $7,880,666 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2022 Form 1099-DIV in early 2023. This will reflect the tax character of all distributions paid in calendar year 2022.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	31

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Manulife Investment Management (US) LLC (the Subadvisor) for John Hancock Fundamental All Cap Core Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 21-23, 2022 videoconference1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the videoconference meeting held on May 24-25, 2022. The Trustees who are not “interested persons” of the Trust as deﬁned by the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting ﬁrm.
Approval of Advisory and Subadvisory Agreements
At videoconference meetings held on June 21-23, 2022, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to afﬁliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and proﬁtability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the afﬁliation of the Subadvisor with the Advisor, noting any potential conﬂicts of interest. The Board also considered the nature, quality, and extent of

1On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held via videoconference in reliance on the Order. This exemptive order supersedes, in part, a similar earlier exemptive order issued by the SEC.
32	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT

non-advisory services, if any, to be provided to the fund by the Advisor’s afﬁliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Ofﬁcer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the signiﬁcant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualiﬁcations and skills of the Advisor’s personnel;
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	33

(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the ﬁnancial condition of the Advisor and whether it has the ﬁnancial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the beneﬁt to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2021. The Board also noted that the fund outperformed its peer group median for the one-, three, five- and ten-year periods ended December 31, 2021. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the one-, three-, five- and ten-year periods. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader
34	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT

group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees are equal to the peer group median and the net total expenses for the fund are higher than the peer group median.
The Board took into account management’s discussion of the fund’s expenses. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory afﬁliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the proﬁts to be realized by the Advisor and its afﬁliates (including the Subadvisor) from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed ﬁnancial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net proﬁtability to the Advisor and its afﬁliates with respect to the fund;
(c)	received and reviewed proﬁtability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the proﬁtability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are afﬁliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax beneﬁts, which are not available to participants in qualiﬁed retirement plans under applicable income tax law, are reﬂected in the proﬁtability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that afﬁliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund’s Subadvisor is an afﬁliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect beneﬁts from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	35

(k)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of proﬁts in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of proﬁtability, if any, of the Advisor and its afﬁliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reﬂected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to beneﬁt from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the fund (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as
36	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT

appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the proﬁtability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conﬂicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect beneﬁts that the Subadvisor and its afﬁliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational beneﬁts.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reﬂected as breakpoints in the advisory fees for the fund in order to permit shareholders to beneﬁt from economies of scale if the fund grows.
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	37

***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
38	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Fundamental All Cap Core Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing COVID-19 Coronavirus pandemic and amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 22-24, 2022 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2021 through December 31, 2021, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination; (5) Compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2021 and key initiatives for 2022.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	39

•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of the Fund.
40	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	192
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	192
Trustee
Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2005	192
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham,[2] Born: 1944	2012	192
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2008	192
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Deborah C. Jackson, Born: 1952	2012	192
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	41

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Steven R. Pruchansky, Born: 1944	2012	192
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	192
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2012	192
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	192
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
42	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT

Non-Independent Trustees[3] (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Marianne Harrison, Born: 1963	2018	192
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	43

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
44	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
Peter S. Burgess*
William H. Cunningham*
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Emory W. (Sandy) Sanders, Jr., CFA
Jonathan T. White, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

† Non-Independent Trustee
* Member of the Audit Committee
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	45

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
John Hancock Preferred Income ETF
ENVIRONMENTAL,SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Fundamental All Cap Core Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF2331539	376A 7/22
9/22

Annual report
John Hancock
Multi-Asset Absolute Return Fund
Alternative
July 31, 2022

A message to shareholders
Dear shareholder,
The global equity markets experienced a sizable decline during the 12 months ended July 31, 2022. After performing reasonably well through November 2021, stocks subsequently began to weaken due to the emergence of new variants of COVID-19, rising inflation, and the U.S. Federal Reserve’s (Fed’s) indications that it would begin to tighten monetary policy. Stocks took another leg lower in early 2022, when Russia’s invasion of Ukraine led to heightened uncertainty and fueled concerns about the potential for even higher inflation. The Fed and other world central banks responded by raising interest rates aggressively, which dampened the outlook for both economic growth and corporate earnings.
These factors led to negative returns for nearly all of the major developed markets. Europe lagged due to the larger impact of the conflict in Ukraine, while the United States and Canada registered smaller losses than their global peers. The emerging markets were particularly weak, with poor returns for China and Eastern Europe outweighing a stronger showing for more resource-heavy nations.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
Global Head of Retail,
Manulife Investment Management
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Multi-Asset Absolute Return Fund

2	Your fund at a glance
5	Management’s discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund’s investments
25	Financial statements
29	Financial highlights
35	Notes to financial statements
48	Report of independent registered public accounting firm
49	Tax information
50	Evaluation of advisory and subadvisory agreements by the Board of Trustees
57	Statement regarding liquidity risk management
59	Trustees and Officers
63	More information
ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks long-term total return.
AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/2022 (%)

The Blended Index is 30% MSCI All Country World Index and 70% Bloomberg Global Aggregate Bond USD Hedged Index.
The MSCI All Country World Index (ACWI) tracks the performance of publicly traded large- and mid-cap stocks of companies in both developed and emerging markets.
The Bloomberg Global Aggregate Bond USD Hedged Index tracks the performance of global investment-grade debt in fixed-rate treasury, government-related, corporate, and securitized bond markets. Currency exposure is hedged to the U.S. dollar (USD).
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Economic uncertainty weighed on global equity markets
Increased inflationary pressures, changing central bank policy, rising interest rates, and fears of an economic slowdown led to a broad decline in equity markets around the world.
Bonds also fell amid record high inflation
Global bond yields rose significantly, putting downward pressure on bond prices, as many of the world’s major central banks raised interest rates aggressively to combat the highest inflation rate in decades.
The fund held up well in a volatile market environment
The fund’s defensive strategies helped limit portfolio volatility and contributed to the fund’s relative outperformance of global stock and bond markets, as measured by the fund’s blended index (30% MSCI All Country World Index and 70% Bloomberg Global Aggregate Bond USD Hedged Index).
PORTFOLIO COMPOSITION AS OF 7/31/2022 (% of net assets)

PORTFOLIO ALLOCATION AS OF 7/31/2022 (% of net assets)

Common stocks	83.5
Information technology	21.2
Health care	18.8
Consumer staples	11.7
Consumer discretionary	10.0
Communication services	9.5
Industrials	5.3
Financials	4.6
Utilities	1.1
Materials	1.1
ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND	3

Real estate	0.2
Corporate bonds	7.1
U.S. Government	2.8
Other assets and liabilities, net	6.6
TOTAL	100.0
Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
4	JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND | ANNUAL REPORT

Management’s discussion of fund performance
How did global financial markets perform during the 12 months ended July 31, 2022?
The reporting period was a turbulent one for the global financial markets. Improving economic growth in the latter half of 2021 sparked a rally in global equity markets, but it also led to a sharp increase in consumer inflation. By early 2022, year-over-year inflation rates in most regions of the world reached their highest levels in decades. Russia’s invasion of Ukraine in February and the ensuing military conflict exacerbated global inflationary pressures, driving food and energy prices markedly higher. In response, many of the world’s central banks began raising short-term interest rates aggressively to combat surging inflation.
Accelerating consumer inflation and its consequences triggered an undifferentiated sell-off across all asset classes. After rising in late 2021, global equity markets fell precipitously in the first half of 2022, resulting in an overall decline for the reporting period. Economic uncertainty and recession fears stemming from the Ukrainian conflict and changing central bank policy weighed on stocks. Global fixed-income markets were also down as bond yields rose across the board.
How did the fund perform?
The fund declined modestly for the reporting period and underperformed the return of its primary benchmark, the ICE BofA 0-3 Month U.S. Treasury Bill Index, but it held up better than the broad global stock and bond market indexes. In addition,
COUNTRY COMPOSITION AS OF 7/31/2022 (% of net assets)
United States	70.7
Denmark	7.6
Germany	3.1
France	2.9
Ireland	2.9
Japan	2.1
China	1.8
United Kingdom	1.7
South Korea	1.1
Switzerland	1.0
Other countries	5.1
TOTAL	100.0
ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND	5

the fund’s risk-protection strategies helped reduce overall portfolio volatility in a tumultuous market environment. The fund’s equity component detracted from performance, particularly its exposure to stocks in developed markets. However, the fund’s defensive equity strategies, which included long positions in lower-risk stocks and short positions in broad equity indexes, contributed positively to performance and helped offset some of the decline elsewhere in the equity portion. The fixed-income segment also weighed on performance. Although the fund maintained a modest level of interest-rate sensitivity, it still resulted in negative returns as bond yields rose materially.
What changes did you make and how was the fund positioned at the end of the period?
Although the fund’s net equity exposure decreased overall, we added to the equity position toward the end of the period following the sharp market decline in the first half of 2022. We gradually increased the interest-rate sensitivity of the fixed-income component throughout the period as interest rates rose, and we continued to hedge most of the fund’s investments to their base currency. The fund remains focused on a balanced combination of risk assets and defensive strategies, which we believe will prove valuable in an environment of heightened market volatility.
MANAGED BY

Asbjørn Trolle Hansen, Ph.D.
Claus Vorm, Ph.D.
Kurt Kongsted
The views expressed in this report are exclusively those of the portfolio management team at Nordea Investment Management North America, Inc., and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
6	JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED JULY 31, 2022

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A	-6.76	1.56	1.83	8.06	19.91
Class C	-3.52	1.91	1.65	9.93	17.78
Class I1	-1.66	2.92	2.68	15.48	30.27
Class R2[1]	-1.99	2.54	2.22	13.36	24.57
Class R6[1]	-1.55	3.02	2.78	16.02	31.57
Class NAV[1]	-1.46	3.04	2.81	16.16	31.94
Index 1†	0.26	1.06	0.60	5.41	6.21
Index 2†	-8.39	3.71	4.60	20.00	56.77
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until July 31, 2024 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R2	Class R6	Class NAV
Gross (%)	1.59	2.29	1.29	1.69	1.19	1.17
Net (%)	1.58	2.28	1.28	1.68	1.18	1.16
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Index 1 is the ICE Bank of America 0-3 Month U.S. Treasury Bill Index; Index 2 is 30% MSCI All Country World Index and 70% Bloomberg Global Aggregate Bond USD Hedged Index.
See the following page for footnotes.
ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND	7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Multi-Asset Absolute Return Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in an index and a blended index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class C2	7-31-12	11,778	11,778	10,621	15,677
Class I1	7-31-12	13,027	13,027	10,621	15,677
Class R2[1]	7-31-12	12,457	12,457	10,621	15,677
Class R6[1]	7-31-12	13,157	13,157	10,621	15,677
Class NAV[1]	7-31-12	13,194	13,194	10,621	15,677
The Intercontinental Exchange (ICE) Bank of America (BofA) 0-3 Month U.S. Treasury Bill Index tracks the performance of Treasury bills maturing in zero to three months.
The Blended Index is 30% MSCI All Country World Index and 70% Bloomberg Global Aggregate Bond USD Hedged Index.
The MSCI All Country World Index (ACWI) tracks the performance of publicly traded large- and mid-cap stocks of companies in both developed and emerging markets.
The Bloomberg Global Aggregate Bond USD Hedged Index tracks the performance of global investment-grade debt in fixed-rate treasury, government-related, corporate, and securitized bond markets. Currency exposure is hedged to the U.S. dollar (USD).
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund’s prospectuses.
[2]	The contingent deferred sales charge is not applicable.
8	JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2022, with the same investment held until July 31, 2022.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2022, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on February 1, 2022, with the same investment held until July 31, 2022. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 2-1-2022	Ending value on 7-31-2022	Expenses paid during period ended 7-31-2022[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$966.90	$7.61	1.56%
	Hypothetical example	1,000.00	1,017.10	7.80	1.56%
Class C	Actual expenses/actual returns	1,000.00	963.80	10.91	2.24%
	Hypothetical example	1,000.00	1,013.70	11.18	2.24%
Class I	Actual expenses/actual returns	1,000.00	968.40	6.10	1.25%
	Hypothetical example	1,000.00	1,018.60	6.26	1.25%
Class R2	Actual expenses/actual returns	1,000.00	966.70	7.70	1.58%
	Hypothetical example	1,000.00	1,017.00	7.90	1.58%
Class R6	Actual expenses/actual returns	1,000.00	968.50	5.61	1.15%
	Hypothetical example	1,000.00	1,019.10	5.76	1.15%
Class NAV	Actual expenses/actual returns	1,000.00	969.40	5.62	1.15%
	Hypothetical example	1,000.00	1,019.10	5.76	1.15%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
10	JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND | ANNUAL REPORT

Fund’s investments
AS OF 7-31-22
	Shares	Value
Common stocks 83.5%		$485,270,761
(Cost $429,219,242)
Brazil 0.1%		385,347
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	41,632	356,786
CPFL Energia SA	4,500	28,561
Canada 0.9%		5,210,447
Royal Bank of Canada	18,700	1,823,343
The Bank of Nova Scotia	55,600	3,387,104
China 1.8%		10,632,323
Alibaba Group Holding, Ltd., ADR (A)	14,562	1,301,406
Baidu, Inc., ADR (A)	3,966	541,637
Chengdu Xingrong Environment Company, Ltd.	247,498	187,180
China Construction Bank Corp., H Shares	1,531,000	977,713
China Longyuan Power Group Corp., Ltd., H Shares	533,000	856,297
China Resources Sanjiu Medical & Pharmaceutical Company, Ltd., Class A (A)	82,679	445,081
CRRC Corp., Ltd., H Shares	364,000	135,381
Hengan International Group Company, Ltd.	64,000	309,774
Industrial & Commercial Bank of China, Ltd., H Shares	1,821,000	962,741
Ming Yang Smart Energy Group, Ltd., Class A	154,425	687,653
Ming Yang Smart Energy Group, Ltd., GDR (A)	7,738	157,855
Ping An Insurance Group Company of China, Ltd., H Shares	231,500	1,360,535
Sinopharm Group Company, Ltd., H Shares	382,800	877,066
Tencent Holdings, Ltd.	9,400	363,299
Tianhe Chemicals Group, Ltd. (A)(B)(C)	4,848,409	0
Titan Wind Energy Suzhou Company, Ltd., Class A	345,497	914,747
Zhejiang Chint Electrics Company, Ltd., Class A	101,498	553,958
Denmark 2.4%		14,001,323
Novo Nordisk A/S, B Shares	120,210	14,001,323
France 2.0%		11,839,367
Air Liquide SA	10,697	1,470,643
Sanofi	43,586	4,331,277
Vinci SA	62,983	6,037,447
Germany 3.1%		18,122,411
adidas AG	10,995	1,902,034
Allianz SE	23,521	4,271,542
Deutsche Post AG	99,529	3,975,158
Muenchener Rueckversicherungs-Gesellschaft AG	17,737	4,021,071
SAP SE	14,154	1,320,177
Siemens AG	23,600	2,632,429
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND	11

	Shares	Value
Hong Kong 0.5%		$3,107,557
China Everbright Environment Group, Ltd.	421,000	224,074
China Gas Holdings, Ltd.	295,400	454,073
China Metal Recycling Holdings, Ltd. (A)(C)	1,799,400	0
China Overseas Land & Investment, Ltd.	133,000	367,535
China Resources Land, Ltd.	138,000	576,327
China Traditional Chinese Medicine Holdings Company, Ltd.	428,000	181,694
Techtronic Industries Company, Ltd.	117,500	1,303,854
India 0.3%		1,742,681
Axis Bank, Ltd., GDR	5,203	239,749
Infosys, Ltd., ADR	77,113	1,502,932
Indonesia 0.3%		1,540,663
Telkom Indonesia Persero Tbk PT	5,394,100	1,540,663
Ireland 2.9%		16,651,986
Accenture PLC, Class A	28,006	8,577,118
Medtronic PLC	87,277	8,074,868
Israel 0.7%		3,971,251
Check Point Software Technologies, Ltd. (A)	31,872	3,971,251
Japan 2.1%		12,227,590
Hoya Corp.	23,800	2,384,561
KDDI Corp.	115,700	3,709,613
Nippon Telegraph & Telephone Corp.	147,900	4,224,811
Shin-Etsu Chemical Company, Ltd.	14,900	1,908,605
Mexico 0.0%		202,320
Grupo Financiero Banorte SAB de CV, Series O	35,500	202,320
Netherlands 0.2%		875,189
Prosus NV (A)	13,416	875,189
Philippines 0.0%		81,021
PLDT, Inc.	2,685	81,021
South Africa 0.3%		1,630,495
Absa Group, Ltd.	31,145	319,158
Naspers, Ltd., N Shares	4,562	644,549
Sanlam, Ltd.	95,336	313,099
Standard Bank Group, Ltd.	36,712	353,689
South Korea 1.1%		6,645,089
BNK Financial Group, Inc.	10,122	52,964
Hyundai Glovis Company, Ltd.	5,121	718,745
Hyundai Mobis Company, Ltd.	3,162	556,535
LG Corp.	2,767	172,704
12	JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
South Korea (continued)
Samsung Electronics Company, Ltd.	42,430	$2,008,431
Samsung Fire & Marine Insurance Company, Ltd.	6,517	990,075
SK Square Company, Ltd. (A)	22,887	753,622
SK Telecom Company, Ltd.	29,824	1,230,999
SK Telecom Company, Ltd., ADR	7,022	161,014
Spain 0.3%		1,664,192
Iberdrola SA	151,634	1,619,214
Iberdrola SA, Interim Shares (A)	4,212	44,978
Switzerland 1.0%		5,834,734
Chubb, Ltd.	8,316	1,568,730
Nestle SA	15,889	1,946,836
Roche Holding AG	5,268	1,749,000
Sonova Holding AG	1,583	570,168
Taiwan 0.6%		3,189,819
Taiwan Semiconductor Manufacturing Company, Ltd.	186,000	3,189,819
Thailand 0.1%		572,261
Advanced Info Service PCL	17,400	95,641
Bangkok Bank PCL	76,000	276,402
Thai Union Group PCL	450,700	200,218
Turkey 0.1%		545,596
Akbank TAS	640,381	310,013
BIM Birlesik Magazalar AS	45,707	235,583
United Kingdom 1.4%		8,167,365
Reckitt Benckiser Group PLC	23,739	1,925,591
Rightmove PLC	131,991	1,031,880
Unilever PLC	34,394	1,675,094
Unilever PLC (Euronext Amsterdam Exchange)	72,552	3,534,800
United States 61.3%		356,429,734
Advanced Micro Devices, Inc. (A)	88,367	8,348,030
Air Products & Chemicals, Inc.	10,860	2,695,778
Akamai Technologies, Inc. (A)	65,234	6,276,815
Alphabet, Inc., Class A (A)	215,840	25,106,510
Amgen, Inc.	18,658	4,617,295
Apple, Inc.	16,951	2,754,707
Automatic Data Processing, Inc.	38,827	9,361,966
AutoZone, Inc. (A)	5,252	11,225,572
Baxter International, Inc.	46,287	2,715,195
Bristol-Myers Squibb Company	126,278	9,316,791
Cadence Design Systems, Inc. (A)	34,542	6,427,575
Cigna Corp.	40,339	11,107,747
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND	13

	Shares	Value
United States (continued)
Cisco Systems, Inc.	188,251	$8,540,948
Cognizant Technology Solutions Corp., Class A	46,230	3,141,791
Colgate-Palmolive Company	39,747	3,129,679
Comcast Corp., Class A	214,150	8,034,908
CVS Health Corp.	102,508	9,807,965
Dollar General Corp.	8,212	2,040,107
eBay, Inc.	207,707	10,100,789
Edison International	5,038	341,425
Elevance Health, Inc.	18,082	8,626,922
Expeditors International of Washington, Inc.	42,201	4,483,856
F5, Inc. (A)	11,153	1,866,566
Fiserv, Inc. (A)	91,160	9,633,789
Global Payments, Inc.	18,778	2,296,925
Intuit, Inc.	1,387	632,708
Johnson & Johnson	85,593	14,937,690
Laboratory Corp. of America Holdings	3,350	878,337
Marsh & McLennan Companies, Inc.	20,473	3,356,753
Mastercard, Inc., Class A	24,576	8,694,743
McDonald’s Corp.	18,761	4,941,085
Merck & Company, Inc.	44,325	3,959,996
Meta Platforms, Inc., Class A (A)	26,380	4,197,058
Microsoft Corp.	54,886	15,408,696
Mondelez International, Inc., Class A	131,200	8,402,048
Monster Beverage Corp. (A)	86,177	8,584,953
NIKE, Inc., Class B	62,752	7,211,460
Oracle Corp.	78,860	6,138,462
Paychex, Inc.	14,631	1,876,865
PepsiCo, Inc.	59,419	10,395,948
Pfizer, Inc.	106,733	5,391,084
Public Service Enterprise Group, Inc.	37,782	2,481,144
Ross Stores, Inc.	35,177	2,858,483
Starbucks Corp.	71,080	6,026,162
State Street Corp.	20,347	1,445,451
Stryker Corp.	11,779	2,529,540
Texas Roadhouse, Inc.	61,864	5,395,778
The Coca-Cola Company	251,670	16,149,664
The Estee Lauder Companies, Inc., Class A	7,315	1,997,727
The Hershey Company	11,711	2,669,640
The Procter & Gamble Company	32,101	4,459,150
The TJX Companies, Inc.	63,493	3,883,232
The Toro Company	52,749	4,535,887
UnitedHealth Group, Inc.	5,115	2,774,069
Verizon Communications, Inc.	104,957	4,847,964
Visa, Inc., Class A	38,377	8,140,145
14	JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
United States (continued)
VMware, Inc., Class A	14,340	$1,666,308
W.W. Grainger, Inc.	4,474	2,431,753
Walmart, Inc.	20,978	2,770,145

Waste Management, Inc.	14,341	2,359,955
Preferred securities 0.0%		$329,126
(Cost $370,226)
Brazil 0.0%		329,126
Banco Bradesco SA	97,701	329,126

	Rate (%)	Maturity date		Par value^	Value
U.S. Government and Agency obligations 2.8%					$16,442,823
(Cost $16,229,157)
U.S. Government 2.8%					16,442,823
U.S. Treasury
Note	0.625	05-15-30		1,380,600	1,183,002
Note	0.625	08-15-30		1,200,800	1,024,808
Note (D)	0.875	11-15-30		1,262,000	1,097,447
Note	1.250	08-15-31		1,147,200	1,018,454
Note	1.625	05-15-31		1,376,000	1,266,189
Note	1.750	11-15-29		892,400	839,727
Note (D)	1.875	02-15-32		2,243,100	2,093,794
Note (D)	2.375	05-15-29		2,210,800	2,164,080
Note	2.625	02-15-29		328,700	326,800
Note (D)	2.750	02-15-28		3,242,400	3,241,893
Note	2.875	05-15-28		649,700	654,167

Note (D)	3.125	11-15-28		1,499,600	1,532,462
Corporate bonds 7.1%					$41,055,802
(Cost $49,610,169)
Australia 0.1%					303,105
Westpac Banking Corp.	0.500	05-17-24	EUR	300,000	303,105
Austria 0.1%					478,055
Erste Group Bank AG	0.010	09-11-29	EUR	200,000	182,781
Erste Group Bank AG	0.750	01-17-28	EUR	300,000	295,274
Belgium 0.0%					99,451
Belfius Bank SA	1.000	06-12-28	EUR	100,000	99,451
Canada 0.1%					568,079
Federation des Caisses Desjardins du Quebec	0.050	11-26-27	EUR	600,000	568,079
Denmark 5.2%					30,300,590
Nykredit Realkredit A/S	1.000	01-01-24	DKK	10,000,000	1,372,847
Nykredit Realkredit A/S	1.000	07-01-25	DKK	3,900,000	529,062
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND	15

	Rate (%)	Maturity date		Par value^	Value
Denmark (continued)
Nykredit Realkredit A/S	1.000	10-01-50	DKK	33,501,454	3,800,398
Nykredit Realkredit A/S	1.000	10-01-53	DKK	57,833,574	6,511,002
Nykredit Realkredit A/S	1.500	10-01-53	DKK	28,702,141	3,398,813
Nykredit Realkredit A/S	2.000	10-01-50	DKK	2,963,861	374,877
Nykredit Realkredit A/S	2.500	10-01-47	DKK	2,469,778	337,816
Nykredit Realkredit A/S	2.500	10-01-53	DKK	5,068,362	656,195
Nykredit Realkredit A/S	3.000	10-01-47	DKK	1,907,956	264,899
Realkredit Danmark A/S	1.000	04-01-24	DKK	18,000,000	2,469,037
Realkredit Danmark A/S	1.000	04-01-26	DKK	7,000,000	941,184
Realkredit Danmark A/S	1.000	10-01-50	DKK	2,823,907	321,313
Realkredit Danmark A/S	1.500	10-01-53	DKK	78,617,739	9,323,147
France 0.9%					$5,285,547
AXA Bank Europe SCF	0.750	03-06-29	EUR	400,000	388,548
AXA Bank Europe SCF	1.375	04-18-33	EUR	1,000,000	975,910
AXA Home Loan SFH SA	0.010	10-16-29	EUR	900,000	820,968
BPCE SFH SA	0.010	01-21-27	EUR	800,000	769,946
BPCE SFH SA	0.625	05-29-31	EUR	1,500,000	1,395,822
Cie de Financement Foncier SA	2.000	05-07-24	EUR	900,000	934,353
Japan 0.0%					277,217
Sumitomo Mitsui Banking Corp.	0.409	11-07-29	EUR	300,000	277,217
Netherlands 0.1%					794,095
Cooperatieve Rabobank UA	0.875	02-08-28	EUR	200,000	198,628
de Volksbank NV	0.500	01-30-26	EUR	100,000	99,560
The Netherlands Nationale-Nederlanden Bank NV	1.000	09-25-28	EUR	500,000	495,907
Norway 0.2%					1,011,520
Sparebanken Vest Boligkreditt AS	0.750	02-27-25	EUR	1,000,000	1,011,520
Slovakia 0.1%					387,190
Prima Banka Slovensko AS	0.010	10-01-26	EUR	200,000	192,546
Slovenska Sporitelna AS	0.125	06-12-26	EUR	200,000	194,644
United Kingdom 0.3%					1,550,953
ASB Finance, Ltd.	0.250	05-21-31	EUR	200,000	178,204
Lloyds Bank PLC	0.125	06-18-26	EUR	400,000	390,255
Santander UK PLC	0.050	01-12-27	EUR	500,000	480,648
Santander UK PLC	0.500	01-10-25	EUR	500,000	501,846

Total investments (Cost $495,428,794) 93.4%	$543,098,512
Other assets and liabilities, net 6.6%	38,235,005
Total net assets 100.0%	$581,333,517

16	JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
DKK	Danish Krone
EUR	Euro

Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(D)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND	17

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	404	Long	Sep 2022	$47,845,450	$48,902,938	$1,057,488
2-Year U.S. Treasury Note Futures	556	Long	Oct 2022	117,433,260	117,029,313	(403,947)
5-Year U.S. Treasury Note Futures	1,178	Long	Oct 2022	133,133,680	134,015,906	882,226
ASX SPI 200 Index Futures	58	Short	Sep 2022	(6,815,122)	(7,008,727)	(193,605)
Euro STOXX 50 Index Futures	443	Short	Sep 2022	(15,845,568)	(16,870,067)	(1,024,499)
Euro-BOBL Futures	5	Short	Sep 2022	(639,596)	(653,292)	(13,696)
Euro-Bund Futures	190	Short	Sep 2022	(29,122,017)	(30,592,480)	(1,470,463)
FTSE 100 Index Futures	108	Short	Sep 2022	(9,428,400)	(9,733,350)	(304,950)
Long Gilt Futures	103	Short	Sep 2022	(14,797,248)	(14,832,552)	(35,304)
Mini MSCI Emerging Markets Index Futures	310	Short	Sep 2022	(15,539,643)	(15,492,250)	47,393
Nikkei 225 Mini Index Futures	448	Short	Sep 2022	(9,304,739)	(9,400,105)	(95,366)
S&P 500 E-Mini Index Futures	554	Short	Sep 2022	(107,901,957)	(114,497,950)	(6,595,993)
						$(8,150,716)
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
AUD	688,000	JPY	61,748,138	BOA	8/12/2022	$17,397	—
AUD	513,000	JPY	45,949,118	BARC	8/12/2022	13,668	—
AUD	808,000	JPY	76,793,621	GSI	8/12/2022	—	$(11,655)
AUD	2,606,000	JPY	242,621,428	JPM	8/12/2022	362	—
AUD	125,000	SEK	880,734	GSI	8/12/2022	645	—
AUD	305,383	USD	213,852	BOA	8/12/2022	—	(440)
AUD	675,614	USD	466,456	BARC	8/12/2022	5,685	—
AUD	719,437	USD	499,893	BNP	8/12/2022	2,872	—
AUD	407,732	USD	278,074	GSI	8/12/2022	6,862	—
AUD	524,823	USD	372,657	JPM	8/12/2022	—	(5,894)
CAD	449,535	EUR	333,000	BOA	8/12/2022	10,459	—
CAD	561,061	EUR	423,000	BARC	8/12/2022	5,501	—
CAD	304,851	EUR	223,000	JPM	8/12/2022	9,981	—
CAD	353,785	GBP	221,000	BOA	8/12/2022	7,075	—
CAD	396,916	GBP	248,000	JPM	8/12/2022	7,868	—
CAD	506,000	JPY	50,294,325	BNP	8/12/2022	17,695	—
CAD	63,000	USD	48,868	BOA	8/12/2022	329	—
CAD	1,410,154	USD	1,092,522	BARC	8/12/2022	8,673	—
CAD	1,439,338	USD	1,107,782	BNP	8/12/2022	16,202	—
CAD	214,000	USD	165,204	GSI	8/12/2022	1,910	—
CAD	2,804,953	USD	2,221,811	JPM	8/12/2022	—	(31,412)
18	JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
CHF	186,266	GBP	152,000	BARC	8/12/2022	$10,704	—
CHF	248,078	GBP	215,000	BNP	8/12/2022	—	$(1,042)
CHF	141,000	SEK	1,516,310	BARC	8/12/2022	—	(1,025)
CHF	26,000	USD	26,646	BOA	8/12/2022	693	—
CHF	112,320	USD	114,869	BARC	8/12/2022	3,232	—
CHF	616,000	USD	628,128	BNP	8/12/2022	19,578	—
CHF	90,000	USD	93,706	GSI	8/12/2022	926	—
CHF	15,457,782	USD	15,647,461	JPM	8/12/2022	605,942	—
DKK	3,167,000	USD	458,622	BOA	8/12/2022	—	(23,489)
DKK	22,300,000	USD	3,154,911	BARC	8/12/2022	—	(90,977)
DKK	5,546,000	USD	781,050	BNP	8/12/2022	—	(19,051)
DKK	4,135,000	USD	589,412	GSI	8/12/2022	—	(21,279)
EUR	345,000	AUD	520,662	BOA	8/12/2022	—	(10,998)
EUR	811,000	CAD	1,095,333	BARC	8/12/2022	—	(25,879)
EUR	661,000	CAD	895,491	BNP	8/12/2022	—	(23,238)
EUR	212,000	JPY	28,885,066	BOA	8/12/2022	55	—
EUR	1,495,000	JPY	206,884,231	BARC	8/12/2022	—	(23,549)
EUR	710,000	JPY	95,839,151	JPM	8/12/2022	6,929	—
EUR	417,000	NZD	698,367	BNP	8/12/2022	—	(12,696)
EUR	352,000	SEK	3,773,628	BNP	8/12/2022	—	(11,500)
EUR	9,336,859	USD	9,542,876	BOA	8/12/2022	6,628	—
EUR	3,810,590	USD	3,977,049	BARC	8/12/2022	—	(79,674)
EUR	16,492,103	USD	17,348,814	BNP	8/12/2022	—	(481,107)
EUR	2,373,551	USD	2,433,455	GSI	8/12/2022	—	(5,846)
EUR	38,700,469	USD	41,054,172	JPM	8/12/2022	—	(1,472,307)
GBP	370,000	AUD	654,839	JPM	8/12/2022	—	(6,930)
GBP	289,000	CHF	342,850	GSI	8/12/2022	—	(8,470)
GBP	137,000	JPY	22,235,382	BARC	8/12/2022	9	—
GBP	476,279	USD	580,583	BOA	8/12/2022	—	(435)
GBP	1,014,089	USD	1,255,640	BARC	8/12/2022	—	(20,392)
GBP	487,090	USD	588,357	BNP	8/12/2022	4,961	—
GBP	201,711	USD	242,917	GSI	8/12/2022	2,784	—
GBP	222,955	USD	274,002	JPM	8/12/2022	—	(2,423)
HKD	822,000	USD	104,838	BOA	8/12/2022	—	(85)
HKD	740,000	USD	94,381	BARC	8/12/2022	—	(78)
HKD	517,000	USD	65,961	BNP	8/12/2022	—	(76)
HKD	1,551,000	USD	197,821	GSI	8/12/2022	—	(166)
HKD	2,732,000	USD	348,789	JPM	8/12/2022	—	(631)
JPY	141,684,324	AUD	1,516,000	BARC	8/12/2022	3,865	—
JPY	124,656,483	AUD	1,358,000	GSI	8/12/2022	—	(13,508)
JPY	40,641,836	CAD	388,000	BOA	8/12/2022	2,013	—
JPY	59,718,404	CAD	570,000	BARC	8/12/2022	3,052	—
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND	19

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
JPY	33,550,377	CAD	318,000	GSI	8/12/2022	$3,457	—
JPY	50,653,001	EUR	359,000	BOA	8/12/2022	12,958	—
JPY	280,633,915	EUR	2,007,000	BARC	8/12/2022	53,355	—
JPY	90,979,369	EUR	666,000	BNP	8/12/2022	1,602	—
JPY	68,880,791	EUR	509,000	GSI	8/12/2022	—	$(3,665)
JPY	2,589,217	NZD	31,000	BARC	8/12/2022	—	(64)
JPY	55,252,000	USD	406,365	BOA	8/12/2022	8,283	—
JPY	250,463,001	USD	1,911,953	BARC	8/12/2022	—	(32,312)
JPY	292,220,792	USD	2,179,742	BNP	8/12/2022	13,278	—
JPY	204,614,902	USD	1,523,945	GSI	8/12/2022	11,621	—
JPY	13,889,025,580	USD	107,237,729	JPM	8/12/2022	—	(3,005,217)
NOK	20,234,678	AUD	2,970,000	GSI	8/12/2022	18,596	—
NOK	4,640,484	CHF	464,000	BARC	8/12/2022	—	(7,630)
NOK	1,689,832	EUR	162,000	BNP	8/12/2022	9,195	—
NOK	1,401,952	EUR	135,000	GSI	8/12/2022	7,016	—
NOK	5,211,911	JPY	72,417,000	GSI	8/12/2022	—	(4,075)
NOK	176,803	USD	17,782	GSI	8/12/2022	516	—
NZD	833,000	CHF	501,715	GSI	8/12/2022	—	(3,677)
NZD	755,947	GBP	388,000	JPM	8/12/2022	2,787	—
NZD	699,000	JPY	58,352,639	BARC	8/12/2022	1,674	—
NZD	9,000	USD	5,642	BOA	8/12/2022	18	—
NZD	628,000	USD	409,779	JPM	8/12/2022	—	(14,839)
SEK	14,390,012	AUD	2,076,000	BARC	8/12/2022	—	(34,065)
SEK	2,628,409	CHF	249,000	BNP	8/12/2022	—	(3,047)
SEK	5,917,183	EUR	563,000	BNP	8/12/2022	6,730	—
SEK	1,260,574	EUR	120,000	JPM	8/12/2022	1,372	—
SEK	5,548,303	JPY	72,006,000	BNP	8/12/2022	5,854	—
SEK	11,411,753	NOK	11,017,000	BNP	8/12/2022	—	(16,673)
SEK	15,114,472	USD	1,525,000	BOA	8/12/2022	—	(36,967)
SEK	16,920,662	USD	1,697,000	BARC	8/12/2022	—	(31,146)
SEK	17,731,558	USD	1,777,438	BNP	8/12/2022	—	(31,751)
USD	384,021	AUD	559,939	BOA	8/12/2022	—	(7,282)
USD	711,731	AUD	1,045,687	BARC	8/12/2022	—	(19,027)
USD	712,968	AUD	1,030,043	BNP	8/12/2022	—	(6,859)
USD	40,083	AUD	58,626	GSI	8/12/2022	—	(887)
USD	37,572,409	AUD	53,910,416	JPM	8/12/2022	—	(101,893)
USD	1,576,100	CAD	2,028,860	BOA	8/12/2022	—	(8,245)
USD	127,074	CAD	161,000	BARC	8/12/2022	1,349	—
USD	47,941,388	CAD	62,408,533	BNP	8/12/2022	—	(793,678)
USD	6,953	CAD	9,000	GSI	8/12/2022	—	(75)
USD	8,027,241	CAD	10,264,617	JPM	8/12/2022	11,562	—
USD	182,461	CHF	176,000	BOA	8/12/2022	—	(2,598)
20	JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	55,571	CHF	53,554	BARC	8/12/2022	—	$(739)
USD	7,931,936	CHF	7,836,381	BNP	8/12/2022	—	(307,788)
USD	40,059	CHF	39,000	GSI	8/12/2022	—	(949)
USD	4,567,883	CHF	4,512,000	JPM	8/12/2022	—	(176,352)
USD	42,152,167	DKK	295,100,000	BOA	8/12/2022	$1,606,571	—
USD	1,724,619	DKK	11,997,000	BARC	8/12/2022	76,278	—
USD	4,872,435	DKK	34,912,676	BNP	8/12/2022	75,568	—
USD	1,518,074	DKK	10,650,000	GSI	8/12/2022	54,805	—
USD	1,102,577	DKK	7,837,000	JPM	8/12/2022	25,804	—
USD	4,878,397	EUR	4,724,687	BOA	8/12/2022	46,106	—
USD	10,448,397	EUR	10,069,831	BARC	8/12/2022	149,227	—
USD	15,205,302	EUR	14,545,381	BNP	8/12/2022	328,653	—
USD	884,496	EUR	872,302	GSI	8/12/2022	—	(7,672)
USD	186,676,573	EUR	175,952,189	JPM	8/12/2022	6,717,109	—
USD	811,966	GBP	658,789	BOA	8/12/2022	9,504	—
USD	1,222,332	GBP	1,004,974	BARC	8/12/2022	—	(1,813)
USD	568,298	GBP	465,159	BNP	8/12/2022	1,695	—
USD	662,929	GBP	544,000	GSI	8/12/2022	290	—
USD	21,445,899	GBP	17,350,075	JPM	8/12/2022	312,010	—
USD	91,411	HKD	717,000	BARC	8/12/2022	39	—
USD	430,462	HKD	3,373,000	BNP	8/12/2022	618	—
USD	71,140	HKD	558,000	GSI	8/12/2022	30	—
USD	1,524,576	HKD	11,944,136	JPM	8/12/2022	2,454	—
USD	1,085,842	JPY	144,152,772	BOA	8/12/2022	4,023	—
USD	999,322	JPY	134,654,561	BARC	8/12/2022	—	(11,215)
USD	1,037,563	JPY	140,331,000	BNP	8/12/2022	—	(15,575)
USD	153,811	JPY	20,013,000	GSI	8/12/2022	3,620	—
USD	24,377,542	JPY	3,165,626,279	JPM	8/12/2022	620,571	—
USD	4,332,500	NOK	43,063,471	BARC	8/12/2022	—	(124,223)
USD	4,281,500	NOK	42,774,192	BNP	8/12/2022	—	(145,284)
USD	18,179,110	NOK	175,589,568	JPM	8/12/2022	7,003	—
USD	18,697,552	NZD	29,595,140	BNP	8/12/2022	85,583	—
USD	1,262,000	SEK	13,001,827	BOA	8/12/2022	—	(18,042)
USD	22,374,444	SEK	223,205,338	BNP	8/12/2022	399,675	—
USD	865,000	SEK	8,913,916	GSI	8/12/2022	—	(12,583)
						$11,503,014	$(7,394,159)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND	21

SWAPS
Credit default swaps - Buyer
Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	CDX.NA.HY.38	3,577,000	USD	$3,577,000	5.000%	Quarterly	Jun 2027	$(188,605)	$126,963	$(61,642)
Centrally cleared	CDX.NA.HY.38	3,578,000	USD	3,578,000	5.000%	Quarterly	Jun 2027	(188,375)	126,716	(61,659)
Centrally cleared	CDX.NA.HY.38	3,577,000	USD	3,577,000	5.000%	Quarterly	Jun 2027	(191,340)	129,698	(61,642)
Centrally cleared	CDX.NA.HY.38	3,578,000	USD	3,578,000	5.000%	Quarterly	Jun 2027	(189,715)	128,056	(61,659)
Centrally cleared	CDX.NA.HY.38	3,577,000	USD	3,577,000	5.000%	Quarterly	Jun 2027	(186,275)	124,633	(61,642)
Centrally cleared	CDX.NA.HY.38	3,156,000	USD	3,156,000	5.000%	Quarterly	Jun 2027	(144,017)	89,630	(54,387)
Centrally cleared	CDX.NA.HY.38	297,000	USD	297,000	5.000%	Quarterly	Jun 2027	2,194	(7,312)	(5,118)
Centrally cleared	CDX.NA.HY.38	648,450	USD	648,450	5.000%	Quarterly	Jun 2027	19,163	(30,338)	(11,175)
Centrally cleared	CDX.NA.HY.38	2,267,100	USD	2,267,100	5.000%	Quarterly	Jun 2027	66,954	(106,023)	(39,069)
Centrally cleared	iTraxx Europe Crossover Series 37 Version 1	632,000	EUR	695,109	5.000%	Quarterly	Jun 2027	(38,031)	36,566	(1,465)
Centrally cleared	iTraxx Europe Crossover Series 37 Version 1	445,000	EUR	496,286	5.000%	Quarterly	Jun 2027	(33,691)	32,660	(1,031)
Centrally cleared	iTraxx Europe Crossover Series 37 Version 1	360,000	EUR	383,525	5.000%	Quarterly	Jun 2027	(9,157)	8,323	(834)
Centrally cleared	iTraxx Europe Crossover Series 37 Version 1	340,000	EUR	354,060	5.000%	Quarterly	Jun 2027	5,416	(6,204)	(788)
Centrally cleared	iTraxx Europe Crossover Series 37 Version 1	3,121,000	EUR	3,255,043	5.000%	Quarterly	Jun 2027	94,409	(101,643)	(7,234)
Centrally cleared	iTraxx Europe Crossover Series 37 Version 1	3,121,000	EUR	3,255,043	5.000%	Quarterly	Jun 2027	99,574	(106,808)	(7,234)
				$32,694,616				$(881,496)	$444,917	$(436,579)

Credit default swaps - Seller
Counterparty (OTC)/ Centrally cleared	Reference obligation	Implied credit spread	Notional amount	Currency	USD notional amount	Received fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	CDX.NA.HY.38	5.776%	1,975,000	USD	$1,975,000	5.000%	Quarterly	Jun 2027	$84,255	$(50,220)	$34,035
Centrally cleared	CDX.NA.HY.38	5.776%	2,325,000	USD	2,325,000	5.000%	Quarterly	Jun 2027	101,305	(61,238)	40,067
Centrally cleared	CDX.NA.HY.38	5.776%	2,324,000	USD	2,324,000	5.000%	Quarterly	Jun 2027	100,230	(60,181)	40,049
Centrally cleared	CDX.NA.HY.38	5.776%	2,092,000	USD	2,092,000	5.000%	Quarterly	Jun 2027	108,169	(72,118)	36,051
Centrally cleared	CDX.NA.HY.38	5.776%	2,324,000	USD	2,324,000	5.000%	Quarterly	Jun 2027	121,469	(81,420)	40,049
Centrally cleared	CDX.NA.HY.38	5.776%	2,324,000	USD	2,324,000	5.000%	Quarterly	Jun 2027	121,523	(81,474)	40,049
Centrally cleared	CDX.NA.HY.38	5.776%	1,627,000	USD	1,627,000	5.000%	Quarterly	Jun 2027	85,261	(57,223)	28,038
Centrally cleared	CDX.NA.HY.38	5.776%	2,673,000	USD	2,673,000	5.000%	Quarterly	Jun 2027	141,033	(94,969)	46,064
Centrally cleared	CDX.NA.HY.38	5.776%	2,789,000	USD	2,789,000	5.000%	Quarterly	Jun 2027	144,284	(96,222)	48,062
Centrally cleared	CDX.NA.HY.38	5.776%	2,788,000	USD	2,788,000	5.000%	Quarterly	Jun 2027	147,362	(99,317)	48,045
Centrally cleared	CDX.NA.HY.38	5.776%	392,000	USD	392,000	5.000%	Quarterly	Jun 2027	9,012	(2,257)	6,755
Centrally cleared	CDX.NA.HY.38	5.776%	1,761,210	USD	1,761,210	5.000%	Quarterly	Jun 2027	5,441	24,665	30,106
22	JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Credit default swaps - Seller (continued)
Counterparty (OTC)/ Centrally cleared	Reference obligation	Implied credit spread	Notional amount	Currency	USD notional amount	Received fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	CDX.NA.HY.38	5.776%	1,350,360	USD	$1,350,360	5.000%	Quarterly	Jun 2027	$(7,298)	$30,381	$23,083
Centrally cleared	CDX.NA.HY.38	5.776%	1,349,370	USD	1,349,370	5.000%	Quarterly	Jun 2027	(7,939)	31,005	23,066
Centrally cleared	iTraxx Europe Crossover Series 37 Version 1	5.811%	718,000	EUR	790,766	5.000%	Quarterly	Jun 2027	46,956	(45,292)	1,664
Centrally cleared	iTraxx Europe Crossover Series 37 Version 1	5.811%	783,000	EUR	862,354	5.000%	Quarterly	Jun 2027	51,224	(49,409)	1,815
Centrally cleared	iTraxx Europe Crossover Series 37 Version 1	5.811%	783,000	EUR	862,354	5.000%	Quarterly	Jun 2027	51,995	(50,180)	1,815
Centrally cleared	iTraxx Europe Crossover Series 37 Version 1	5.811%	718,000	EUR	790,766	5.000%	Quarterly	Jun 2027	47,438	(45,774)	1,664
Centrally cleared	iTraxx Europe Crossover Series 37 Version 1	5.811%	718,000	EUR	790,766	5.000%	Quarterly	Jun 2027	46,490	(44,826)	1,664
Centrally cleared	iTraxx Europe Crossover Series 37 Version 1	5.811%	783,000	EUR	862,354	5.000%	Quarterly	Jun 2027	50,747	(48,932)	1,815
Centrally cleared	iTraxx Europe Crossover Series 37 Version 1	5.811%	783,000	EUR	862,354	5.000%	Quarterly	Jun 2027	51,035	(49,220)	1,815
Centrally cleared	iTraxx Europe Crossover Series 37 Version 1	5.811%	783,000	EUR	862,354	5.000%	Quarterly	Jun 2027	50,229	(48,414)	1,815
Centrally cleared	iTraxx Europe Crossover Series 37 Version 1	5.811%	653,000	EUR	719,179	5.000%	Quarterly	Jun 2027	40,972	(39,458)	1,514
Centrally cleared	iTraxx Europe Crossover Series 37 Version 1	5.811%	718,000	EUR	790,766	5.000%	Quarterly	Jun 2027	43,956	(42,292)	1,664
Centrally cleared	iTraxx Europe Crossover Series 37 Version 1	5.811%	718,000	EUR	790,766	5.000%	Quarterly	Jun 2027	43,808	(42,144)	1,664
Centrally cleared	iTraxx Europe Crossover Series 37 Version 1	5.811%	717,000	EUR	789,665	5.000%	Quarterly	Jun 2027	43,979	(42,317)	1,662
Centrally cleared	iTraxx Europe Crossover Series 37 Version 1	5.811%	784,000	EUR	864,789	5.000%	Quarterly	Jun 2027	46,128	(44,311)	1,817
Centrally cleared	iTraxx Europe Crossover Series 37 Version 1	5.811%	730,000	EUR	805,224	5.000%	Quarterly	Jun 2027	43,238	(41,546)	1,692
Centrally cleared	iTraxx Europe Crossover Series 37 Version 1	5.811%	588,000	EUR	648,591	5.000%	Quarterly	Jun 2027	35,578	(34,215)	1,363
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND	23

Credit default swaps - Seller (continued)
Counterparty (OTC)/ Centrally cleared	Reference obligation	Implied credit spread	Notional amount	Currency	USD notional amount	Received fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	iTraxx Europe Crossover Series 37 Version 1	5.811%	783,000	EUR	$863,686	5.000%	Quarterly	Jun 2027	$47,329	$(45,514)	$1,815
Centrally cleared	iTraxx Europe Crossover Series 37 Version 1	5.811%	522,000	EUR	575,790	5.000%	Quarterly	Jun 2027	31,664	(30,454)	1,210
Centrally cleared	iTraxx Europe Crossover Series 37 Version 1	5.811%	769,000	EUR	848,243	5.000%	Quarterly	Jun 2027	47,044	(45,262)	1,782
Centrally cleared	iTraxx Europe Crossover Series 37 Version 1	5.811%	903,000	EUR	984,411	5.000%	Quarterly	Jun 2027	55,184	(53,091)	2,093
Centrally cleared	iTraxx Europe Crossover Series 37 Version 1	5.811%	648,000	EUR	681,016	5.000%	Quarterly	Jun 2027	27,276	(25,774)	1,502
					$44,140,134				$2,056,377	$(1,539,013)	$517,364

Derivatives Currency Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	U.S. Dollar

Derivatives Abbreviations
BARC	Barclays Bank PLC
BNP	BNP Paribas
BOA	Bank of America, N.A.
GSI	Goldman Sachs International
JPM	JPMorgan Chase Bank, N.A.
OTC	Over-the-counter
At 7-31-22, the aggregate cost of investments for federal income tax purposes was $500,412,725. Net unrealized appreciation aggregated to $38,724,711, of which $74,513,997 related to gross unrealized appreciation and $35,789,286 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
24	JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 7-31-22

Assets
Unaffiliated investments, at value (Cost $495,428,794)	$543,098,512
Receivable for centrally cleared swaps	143,110
Unrealized appreciation on forward foreign currency contracts	11,503,014
Cash	18,422,667
Foreign currency, at value (Cost $1,352,163)	1,347,852
Collateral held at broker for futures contracts	14,949,946
Dividends and interest receivable	1,954,752
Receivable for fund shares sold	561,952
Receivable for investments sold	297,581
Other assets	57,580
Total assets	592,336,966
Liabilities
Unrealized depreciation on forward foreign currency contracts	7,394,159
Payable for futures variation margin	2,689,038
Payable for fund shares repurchased	384,339
Payable to affiliates
Accounting and legal services fees	26,092
Transfer agent fees	28,043
Distribution and service fees	271
Trustees’ fees	769
Other liabilities and accrued expenses	480,738
Total liabilities	11,003,449
Net assets	$581,333,517
Net assets consist of
Paid-in capital	$1,089,843,748
Total distributable earnings (loss)	(508,510,231)
Net assets	$581,333,517

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Multi-Asset Absolute Return Fund	25

STATEMENT OF ASSETS AND LIABILITIES  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($44,016,450 ÷ 4,434,228 shares)[1]	$9.93
Class C ($12,447,692 ÷ 1,301,142 shares)[1]	$9.57
Class I ($215,291,870 ÷ 21,313,958 shares)	$10.10
Class R2 ($1,102,855 ÷ 111,704 shares)	$9.87
Class R6 ($226,783,856 ÷ 22,332,612 shares)	$10.15
Class NAV ($81,690,794 ÷ 8,046,744 shares)	$10.15
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$10.45

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
26	JOHN HANCOCK Multi-Asset Absolute Return Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 7-31-22

Investment income
Dividends	$8,972,010
Interest	2,495,423
Non-cash dividends	760,004
Less foreign taxes withheld	(382,949)
Total investment income	11,844,488
Expenses
Investment management fees	5,183,571
Distribution and service fees	292,963
Accounting and legal services fees	75,916
Transfer agent fees	336,800
Trustees’ fees	7,964
Custodian fees	144,136
State registration fees	105,979
Printing and postage	32,889
Professional fees	441,073
Other	85,924
Total expenses	6,707,215
Less expense reductions	(45,296)
Net expenses	6,661,919
Net investment income	5,182,569
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	3,763,818
Futures contracts	12,899,378
Forward foreign currency contracts	27,422,345
Swap contracts	(422,714)
43,662,827
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(48,341,792)
Futures contracts	(6,268,232)
Forward foreign currency contracts	(6,410,623)
Swap contracts	(862,296)
(61,882,943)
Net realized and unrealized loss	(18,220,116)
Decrease in net assets from operations	$(13,037,547)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Multi-Asset Absolute Return Fund	27

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-22	Year ended 7-31-21
Increase (decrease) in net assets
From operations
Net investment income	$5,182,569	$2,201,516
Net realized gain (loss)	43,662,827	(45,381,597)
Change in net unrealized appreciation (depreciation)	(61,882,943)	97,057,715
Increase (decrease) in net assets resulting from operations	(13,037,547)	53,877,634
Distributions to shareholders
From earnings
Class A	—	(201,834)
Class I	—	(1,631,793)
Class R2	—	(6,204)
Class R6	—	(1,071,864)
Class NAV	—	(490,529)
Total distributions	—	(3,402,224)
From fund share transactions	124,932,928	(90,163,397)
Total increase (decrease)	111,895,381	(39,687,987)
Net assets
Beginning of year	469,438,136	509,126,123
End of year	$581,333,517	$469,438,136
28	JOHN HANCOCK Multi-Asset Absolute Return Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	7-31-22	7-31-21	7-31-20	7-31-19	7-31-18
Per share operating performance
Net asset value, beginning of period	$10.12	$9.06	$10.54	$10.12	$10.30
Net investment income[1]	0.06	0.02	0.06	0.20	0.14
Net realized and unrealized gain (loss) on investments	(0.25)	1.09	0.02	0.22	(0.32)
Total from investment operations	(0.19)	1.11	0.08	0.42	(0.18)
Less distributions
From net investment income	—	(0.05)	(1.56)	—	—
Net asset value, end of period	$9.93	$10.12	$9.06	$10.54	$10.12
Total return (%)[2,3]	(1.88)	12.27	0.89	4.15	(1.75)
Ratios and supplemental data
Net assets, end of period (in millions)	$44	$45	$41	$51	$114
Ratios (as a percentage of average net assets):
Expenses before reductions	1.57	1.59	1.53	1.69	1.65
Expenses including reductions	1.56	1.58	1.52	1.69	1.64
Net investment income	0.65	0.24	0.65	2.02	1.35
Portfolio turnover (%)	59	57	217[4]	50	59

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Increase in portfolio turnover rate resulted from repositioning of the portfolio during the period in accordance with investment policy changes approved by the Board of Trustees.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Multi-Asset Absolute Return Fund	29

CLASS C SHARES Period ended	7-31-22	7-31-21	7-31-20	7-31-19	7-31-18
Per share operating performance
Net asset value, beginning of period	$9.82	$8.81	$10.29	$9.95	$10.19
Net investment income (loss)[1]	(0.01)	(0.05)	(0.01)	0.13	0.06
Net realized and unrealized gain (loss) on investments	(0.24)	1.06	0.01	0.21	(0.30)
Total from investment operations	(0.25)	1.01	—	0.34	(0.24)
Less distributions
From net investment income	—	—	(1.48)	—	—
Net asset value, end of period	$9.57	$9.82	$8.81	$10.29	$9.95
Total return (%)[2,3]	(2.54)	11.45	0.23	3.42	(2.36)
Ratios and supplemental data
Net assets, end of period (in millions)	$12	$20	$34	$52	$91
Ratios (as a percentage of average net assets):
Expenses before reductions	2.27	2.29	2.23	2.39	2.35
Expenses including reductions	2.26	2.28	2.22	2.39	2.34
Net investment income (loss)	(0.12)	(0.52)	(0.07)	1.35	0.61
Portfolio turnover (%)	59	57	217[4]	50	59

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Increase in portfolio turnover rate resulted from repositioning of the portfolio during the period in accordance with investment policy changes approved by the Board of Trustees.
30	JOHN HANCOCK Multi-Asset Absolute Return Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	7-31-22	7-31-21	7-31-20	7-31-19	7-31-18
Per share operating performance
Net asset value, beginning of period	$10.27	$9.19	$10.67	$10.22	$10.36
Net investment income[1]	0.10	0.05	0.09	0.22	0.17
Net realized and unrealized gain (loss) on investments	(0.27)	1.10	0.02	0.23	(0.31)
Total from investment operations	(0.17)	1.15	0.11	0.45	(0.14)
Less distributions
From net investment income	—	(0.07)	(1.59)	—	—
Net asset value, end of period	$10.10	$10.27	$9.19	$10.67	$10.22
Total return (%)[2]	(1.66)	12.64	1.22	4.40	(1.35)
Ratios and supplemental data
Net assets, end of period (in millions)	$215	$215	$274	$535	$2,413
Ratios (as a percentage of average net assets):
Expenses before reductions	1.27	1.29	1.23	1.41	1.35
Expenses including reductions	1.26	1.28	1.22	1.40	1.35
Net investment income	0.94	0.52	0.95	2.21	1.66
Portfolio turnover (%)	59	57	217[3]	50	59

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Increase in portfolio turnover rate resulted from repositioning of the portfolio during the period in accordance with investment policy changes approved by the Board of Trustees.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Multi-Asset Absolute Return Fund	31

CLASS R2 SHARES Period ended	7-31-22	7-31-21	7-31-20	7-31-19	7-31-18
Per share operating performance
Net asset value, beginning of period	$10.07	$9.01	$10.49	$10.08	$10.27
Net investment income[1]	0.06	0.02	0.06	0.20	0.12
Net realized and unrealized gain (loss) on investments	(0.26)	1.08	0.01	0.21	(0.31)
Total from investment operations	(0.20)	1.10	0.07	0.41	(0.19)
Less distributions
From net investment income	—	(0.04)	(1.55)	—	—
Net asset value, end of period	$9.87	$10.07	$9.01	$10.49	$10.08
Total return (%)[2]	(1.99)	12.31	0.82	4.07	(1.85)
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$1	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.60	1.62	1.58	1.78	1.75
Expenses including reductions	1.59	1.62	1.57	1.77	1.74
Net investment income	0.58	0.21	0.62	1.99	1.17
Portfolio turnover (%)	59	57	217[3]	50	59

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Increase in portfolio turnover rate resulted from repositioning of the portfolio during the period in accordance with investment policy changes approved by the Board of Trustees.
32	JOHN HANCOCK Multi-Asset Absolute Return Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	7-31-22	7-31-21	7-31-20	7-31-19	7-31-18
Per share operating performance
Net asset value, beginning of period	$10.31	$9.23	$10.71	$10.24	$10.38
Net investment income[1]	0.12	0.06	0.10	0.24	0.19
Net realized and unrealized gain (loss) on investments	(0.28)	1.10	0.02	0.23	(0.33)
Total from investment operations	(0.16)	1.16	0.12	0.47	(0.14)
Less distributions
From net investment income	—	(0.08)	(1.60)	—	—
Net asset value, end of period	$10.15	$10.31	$9.23	$10.71	$10.24
Total return (%)[2]	(1.55)	12.70	1.34	4.59	(1.35)
Ratios and supplemental data
Net assets, end of period (in millions)	$227	$130	$106	$150	$546
Ratios (as a percentage of average net assets):
Expenses before reductions	1.16	1.19	1.12	1.29	1.26
Expenses including reductions	1.15	1.18	1.11	1.29	1.24
Net investment income	1.15	0.64	1.05	2.33	1.79
Portfolio turnover (%)	59	57	217[3]	50	59

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Increase in portfolio turnover rate resulted from repositioning of the portfolio during the period in accordance with investment policy changes approved by the Board of Trustees.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Multi-Asset Absolute Return Fund	33

CLASS NAV SHARES Period ended	7-31-22	7-31-21	7-31-20	7-31-19	7-31-18
Per share operating performance
Net asset value, beginning of period	$10.31	$9.23	$10.71	$10.23	$10.37
Net investment income[1]	0.11	0.06	0.10	0.21	0.19
Net realized and unrealized gain (loss) on investments	(0.27)	1.11	0.02	0.27	(0.33)
Total from investment operations	(0.16)	1.17	0.12	0.48	(0.14)
Less distributions
From net investment income	—	(0.09)	(1.60)	—	—
Net asset value, end of period	$10.15	$10.31	$9.23	$10.71	$10.23
Total return (%)[2]	(1.46)	12.73	1.34	4.59	(1.35)
Ratios and supplemental data
Net assets, end of period (in millions)	$82	$59	$53	$32	$643
Ratios (as a percentage of average net assets):
Expenses before reductions	1.15	1.17	1.11	1.28	1.24
Expenses including reductions	1.14	1.17	1.10	1.27	1.23
Net investment income	1.13	0.65	1.10	2.07	1.81
Portfolio turnover (%)	59	57	217[3]	50	59

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Increase in portfolio turnover rate resulted from repositioning of the portfolio during the period in accordance with investment policy changes approved by the Board of Trustees.
34	JOHN HANCOCK Multi-Asset Absolute Return Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Multi-Asset Absolute Return Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term total return.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Swaps are generally valued using evaluated prices obtained from an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
ANNUAL REPORT | JOHN HANCOCK Multi-Asset Absolute Return Fund	35

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of July 31, 2022, by major security category or type:
	Total value at 7-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Brazil	$385,347	$385,347	—	—
Canada	5,210,447	5,210,447	—	—
China	10,632,323	1,843,043	$8,789,280	—
Denmark	14,001,323	—	14,001,323	—
France	11,839,367	—	11,839,367	—
Germany	18,122,411	—	18,122,411	—
Hong Kong	3,107,557	—	3,107,557	—
India	1,742,681	1,502,932	239,749	—
Indonesia	1,540,663	—	1,540,663	—
Ireland	16,651,986	16,651,986	—	—
Israel	3,971,251	3,971,251	—	—
Japan	12,227,590	—	12,227,590	—
Mexico	202,320	202,320	—	—
Netherlands	875,189	—	875,189	—
Philippines	81,021	—	81,021	—
36	JOHN HANCOCK Multi-Asset Absolute Return Fund | ANNUAL REPORT

	Total value at 7-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
South Africa	$1,630,495	—	$1,630,495	—
South Korea	6,645,089	$161,014	6,484,075	—
Spain	1,664,192	—	1,664,192	—
Switzerland	5,834,734	1,568,730	4,266,004	—
Taiwan	3,189,819	—	3,189,819	—
Thailand	572,261	—	572,261	—
Turkey	545,596	—	545,596	—
United Kingdom	8,167,365	—	8,167,365	—
United States	356,429,734	356,429,734	—	—
Preferred securities	329,126	329,126	—	—
U.S. Government and Agency obligations	16,442,823	—	16,442,823	—
Corporate bonds	41,055,802	—	41,055,802	—
Total investments in securities	$543,098,512	$388,255,930	$154,842,582	—
Derivatives:
Assets
Futures	$1,987,107	$1,987,107	—	—
Forward foreign currency contracts	11,503,014	—	$11,503,014	—
Swap contracts	517,364	—	517,364	—
Liabilities
Futures	(10,137,823)	(10,137,823)	—	—
Forward foreign currency contracts	(7,394,159)	—	(7,394,159)	—
Swap contracts	(436,579)	—	(436,579)	—
Level 3 includes securities valued at $0. Refer to Fund’s investments.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect
ANNUAL REPORT | JOHN HANCOCK Multi-Asset Absolute Return Fund	37

of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended July 31, 2022, the fund had no borrowings under the line of credit. Commitment fees for the year ended July 31, 2022 were $4,949.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of July 31, 2022, the fund has a short-term capital loss carryforward of $566,136,927 available to offset future net realized capital gains. This carryforward does not expire.
As of July 31, 2022, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
38	JOHN HANCOCK Multi-Asset Absolute Return Fund | ANNUAL REPORT

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended July 31, 2022 and 2021 was as follows:
	July 31, 2022	July 31, 2021
Ordinary income	—	$3,402,224
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2022, the components of distributable earnings on a tax basis consisted of $18,841,891 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, wash sale loss deferrals, derivative transactions and amortization and accretion on debt securities.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a
ANNUAL REPORT | JOHN HANCOCK Multi-Asset Absolute Return Fund	39

segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for centrally-cleared transactions is detailed in the Statement of assets and liabilities as Receivable/Payable for centrally-cleared swaps. Securities pledged by the fund for centrally-cleared transactions, if any, are identified in the Fund’s investments.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund, if any, is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund’s investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Payable for futures variation margin is included on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year ended July 31, 2022, the fund used futures contracts to manage against changes in certain securities markets and interest rates, gain exposure to certain securities markets and manage duration of the fund. The fund held futures contracts with USD notional values ranging from $285.2 million to $566.5 million, as measured at each quarter end.
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the
40	JOHN HANCOCK Multi-Asset Absolute Return Fund | ANNUAL REPORT

fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
During the year ended July 31, 2022, the fund used forward foreign currency contracts to manage against changes in foreign currency exchange rates and gain exposure to foreign currencies. The fund held forward foreign currency contracts with USD notional values ranging from $642 million to $1.2 billion, as measured at each quarter end.
Swaps. Swap agreements are agreements between the fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.
Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that produce losses in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.
Credit default swaps — Buyer
During the year ended July 31, 2022, the fund used credit default swap contracts as the buyer to manage against potential credit events. The fund held credit default swaps with total USD notional amounts ranging up to $66.7 million, as measured at each quarter end.
Credit default swaps — Seller
Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.
For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. A deterioration of the referenced entity’s creditworthiness would indicate a greater
ANNUAL REPORT | JOHN HANCOCK Multi-Asset Absolute Return Fund	41

likelihood of a credit event occurring and result in increasing market values, in absolute terms when compared to the notional amount of the swap. The maximum potential amount of future payments (undiscounted) that the fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.
During the year ended July 31, 2022, the fund used credit default swap contracts as the seller to gain credit exposure to an issuer or index. The fund held credit default swaps with total USD notional amounts ranging from $12.3 million to $84.9 million, as measured at each quarter end.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at July 31, 2022 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures variation margin[1]	Futures	$1,939,714	$(1,923,410)
Equity	Receivable/payable for futures variation margin[1]	Futures	47,393	(8,214,413)
Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	11,503,014	(7,394,159)
Credit	Swap contracts, at value[2]	Credit default swaps	517,364	(436,579)
			$14,007,485	$(17,968,561)

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of Fund’s investments. Only the year end variation margin receivable/payable is separately reported on the Statement of assets and liabilities.
[2]	Reflects cumulative value of swap contracts. Receivable/payable for centrally cleared swaps, which includes value and margin, are shown separately on the Statement of assets and liabilities.
For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty. The tables below reflect the fund’s exposure to OTC derivative transactions and exposure to counterparties subject to an ISDA:
OTC Financial Instruments	Asset	Liability
Forward foreign currency contracts	$11,503,014	$(7,394,159)
Totals	$11,503,014	$(7,394,159)

Counterparty	Assets	Liabilities	Total Market Value of OTC Derivatives	Collateral Posted by Counterparty[1]	Collateral Posted by Portfolio[1]	Net Exposure
Barclays Bank PLC	$336,311	($503,808)	($167,497)	—	—	($167,497)
BNP Paribas	989,759	(1,869,365)	(879,606)	—	—	(879,606)
Bank of America, N.A.	1,732,112	(108,581)	1,623,531	$1,623,531	—	—
Goldman Sachs International	113,078	(94,507)	18,571	—	—	18,571
JPMorgan Chase Bank, N.A.	8,331,754	(4,817,898)	3,513,856	3,513,856	—	—
42	JOHN HANCOCK Multi-Asset Absolute Return Fund | ANNUAL REPORT

Counterparty	Assets	Liabilities	Total Market Value of OTC Derivatives	Collateral Posted by Counterparty[1]	Collateral Posted by Portfolio[1]	Net Exposure
Totals	$11,503,014	($7,394,159)	$4,108,855	$5,137,387	—	($1,028,532)
[1] Reflects collateral posted by the counterparty or posted by the fund, excluding any excess collateral amounts.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2022:
	Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Interest rate	$(2,806,660)	—	$(55,145)	$(2,861,805)
Currency	—	$27,422,345	—	27,422,345
Credit	—	—	(367,569)	(367,569)
Equity	15,706,038	—	—	15,706,038
Total	$12,899,378	$27,422,345	$(422,714)	$39,899,009
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2022:
	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Interest rate	$883,988	—	—	$883,988
Currency	—	$(6,410,623)	—	(6,410,623)
Credit	—	—	$(862,296)	(862,296)
Equity	(7,152,220)	—	—	(7,152,220)
Total	$(6,268,232)	$(6,410,623)	$(862,296)	$(13,541,151)
Note 4—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 1.050% of the first $200 million of the fund’s average daily net assets; and (b) 1.000% of the next $300 million of the fund’s average
ANNUAL REPORT | JOHN HANCOCK Multi-Asset Absolute Return Fund	43

daily net assets provided that net assets are less than or equal to $500 million. If net assets exceed $500 million, the following rates apply: (a) 0.950% of the first $2.0 billion of the fund’s average daily net assets; (b) 0.920% of the next $2.0 billion of the fund’s average daily net assets; and (c) 0.900% of the fund’s average daily net assets in excess of $4.0 billion. The Advisor has a subadvisory agreement with Nordea Investment Management North America, Inc. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended July 31, 2022, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended July 31, 2022, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$3,797
Class C	1,360
Class I	19,038
Class R2	107
Class	Expense reduction
Class R6	$15,186
Class NAV	5,808
Total	$45,296

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended July 31, 2022, were equivalent to a net annual effective rate of 0.97% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended July 31, 2022, amounted to an annual rate of 0.01% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $28,514 for the year ended July 31, 2022. Of this amount, $3,310 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $25,204 was paid as sales commissions to broker-dealers.
44	JOHN HANCOCK Multi-Asset Absolute Return Fund | ANNUAL REPORT

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2022, CDSCs received by the Distributor amounted to $128 for Class C shares. There were no CDSCs received by the Distributor for Class A shares.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended July 31, 2022 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$131,710	$50,298
Class C	155,855	17,777
Class I	—	252,692
Class R2	5,398	107
Class R6	—	15,926
Total	$292,963	$336,800
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Fund share transactions
Transactions in fund shares for the years ended July 31, 2022 and 2021 were as follows:
	Year Ended 7-31-22		Year Ended 7-31-21
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,163,249	$11,625,746	1,429,877	$13,514,773
Distributions reinvested	—	—	20,878	194,379
Repurchased	(1,160,966)	(11,625,128)	(1,527,900)	(14,321,820)
Net increase (decrease)	2,283	$618	(77,145)	$(612,668)
ANNUAL REPORT | JOHN HANCOCK Multi-Asset Absolute Return Fund	45

	Year Ended 7-31-22		Year Ended 7-31-21
	Shares	Amount	Shares	Amount
Class C shares
Sold	107,580	$1,028,212	22,669	$205,772
Repurchased	(807,512)	(7,792,112)	(1,915,393)	(17,499,723)
Net decrease	(699,932)	$(6,763,900)	(1,892,724)	$(17,293,951)
Class I shares
Sold	7,133,332	$72,944,420	4,191,415	$40,016,513
Distributions reinvested	—	—	171,383	1,616,141
Repurchased	(6,776,442)	(67,888,122)	(13,238,856)	(123,841,818)
Net increase (decrease)	356,890	$5,056,298	(8,876,058)	$(82,209,164)
Class R2 shares
Sold	7,935	$79,438	28,038	$262,279
Distributions reinvested	—	—	601	5,568
Repurchased	(28,173)	(279,289)	(28,732)	(278,210)
Net decrease	(20,238)	$(199,851)	(93)	$(10,363)
Class R6 shares
Sold	13,504,285	$140,755,616	2,327,719	$21,795,245
Distributions reinvested	—	—	98,257	929,508
Repurchased	(3,750,725)	(37,614,541)	(1,315,312)	(12,478,485)
Net increase	9,753,560	$103,141,075	1,110,664	$10,246,268
Class NAV shares
Sold	2,661,925	$26,944,677	568,299	$5,471,646
Distributions reinvested	—	—	51,908	490,529
Repurchased	(310,469)	(3,245,989)	(644,529)	(6,245,694)
Net increase (decrease)	2,351,456	$23,698,688	(24,322)	$(283,519)
Total net increase (decrease)	11,744,019	$124,932,928	(9,759,678)	$(90,163,397)
Affiliates of the fund owned 100% of shares of Class NAV on July 31, 2022. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $347,364,435 and $209,395,874, respectively, for the year ended July 31, 2022. Purchases and sales of U.S. Treasury obligations aggregated $87,070,329 and $79,637,568, respectively, for the year ended July 31, 2022.
46	JOHN HANCOCK Multi-Asset Absolute Return Fund | ANNUAL REPORT

Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At July 31, 2022, funds within the John Hancock group of funds complex held 14.0% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
Fund	Affiliated Concentration
John Hancock Funds II Alternative Asset Allocation Fund	14.0%
Note 9—Coronavirus (COVID-19) pandemic
The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
ANNUAL REPORT | JOHN HANCOCK Multi-Asset Absolute Return Fund	47

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Multi-Asset Absolute Return Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Multi-Asset Absolute Return Fund (the "Fund") as of July 31, 2022, the related statement of operations for the year ended July 31, 2022, the statements of changes in net assets for each of the two years in the period ended July 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2022 and the financial highlights for each of the five years in the period ended July 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 9, 2022
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
48	JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND | ANNUAL REPORT

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2022.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2022 Form 1099-DIV in early 2023. This will reflect the tax character of all distributions paid in calendar year 2022.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
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EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Nordea Investment Management North America, Inc. (the Subadvisor) for John Hancock Multi-Asset Absolute Return Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 21-23, 2022 videoconference1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the videoconference meeting held on May 24-25, 2022. The Trustees who are not “interested persons” of the Trust as deﬁned by the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting ﬁrm.
Approval of Advisory and Subadvisory Agreements
At videoconference meetings held on June 21-23, 2022, the Board, including the Independent Trustees, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to afﬁliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and proﬁtability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s afﬁliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held via videoconference in reliance on the Order. This exemptive order supersedes, in part, a similar earlier exemptive order issued by the SEC.
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Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualiﬁcations and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
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(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the ﬁnancial condition of the Advisor and whether it has the ﬁnancial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the beneﬁt to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2021. The Board also noted that the fund underperformed its peer group median for the one-, three- five- and ten-year periods ended December 31, 2021. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the one-, three-, five- and ten-year periods. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of the fund’s benchmark index. The Board noted that the fund’s previous subadvisor was replaced in August 2019 and, as a result, the fund’s longer term performance in part reflects that of the previous subadvisor.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are lower than the peer group median.
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The Board took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory afﬁliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;
(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
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(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the fund (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the fund’s Advisor and Subadvisor.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its
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operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the fund were not a material factor in the Board’s consideration of the Subadvisory Agreement.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
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(2)	the performance of the fund has generally been in line with or outperformed the historical performance of the fund’s benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
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STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Multi-Asset Absolute Return Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, Nordea Investment Management North America, Inc. (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing COVID-19 Coronavirus pandemic and amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 22-24, 2022 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2021 through December 31, 2021, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination; (5) Compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2021 and key initiatives for 2022.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
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•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of the Fund.
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Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	192
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	192
Trustee
Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2005	192
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham,[2] Born: 1944	2012	192
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2008	192
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Deborah C. Jackson, Born: 1952	2012	192
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
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Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Steven R. Pruchansky, Born: 1944	2012	192
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	192
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2012	192
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	192
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
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Non-Independent Trustees[3] (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Marianne Harrison, Born: 1963	2018	192
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND	61

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
62	JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
Peter S. Burgess*
William H. Cunningham*
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Nordea Investment Management North America, Inc.
Portfolio Managers
Dr. Asbjørn Trolle Hansen
Kurt Kongsted
Dr. Claus Vorm
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
Citibank, N.A.
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

† Non-Independent Trustee
* Member of the Audit Committee
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND	63

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
John Hancock Preferred Income ETF
ENVIRONMENTAL,SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Multi-Asset Absolute Return Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF2331541	395A 7/22
9/22

ITEM 2. CODE OF ETHICS.

(a)As of the end of the fiscal year July 31, 2022 the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Covered Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Frances G. Rathke is the audit committee financial expert, effective March 25, 2022, and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit fees:

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended July 31, 2022 and 2021. These fees were billed to the registrant and were approved by the registrant's audit committee.

Fund	July 31, 2022	July 31, 2021
Fundamental All Cap Core Fund	$47,702	$45,226
Multi-Asset Absolute Return Fund	110,490	104,736
Total	$158,192	$149,962

(b) Audit-related services

Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews. Amounts billed to the registrant were as follows:

Fund	July 31, 2022	July 31, 2021
Fundamental All Cap Core Fund	$776	$604
Multi-Asset Absolute Return Fund	776	604
Total	$1,552	$1,208

Amounts billed to control affiliates were $119,500 and $116,000 for the fiscal years ended July 31, 2022 and 2021, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning ("tax fees") amounted to the following for the fiscal years ended July 31, 2022 and 2021. The nature of the services comprising the tax fees was the review of the registrant's tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee.

Fund	July 31, 2022	July 31, 2021
Fundamental All Cap Core Fund	$4,110	$3,914
Multi-Asset Absolute Return Fund	4,220	4,019
Total	$8,330	$7,933

(d) All Other Fees

The nature of the services comprising all other fees is advisory services provided to the investment manager. Other fees amounted to the following for the fiscal years ended July 31, 2022 and 2021:

Fund	July 31, 2022	July 31, 2021
Fundamental All Cap Core Fund	$362	$89
Multi-Asset Absolute Return Fund	362	89
Total	$724	$178

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the "Auditor") relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per year/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per year/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)According to the registrant's principal accountant for the fiscal year ended July 31, 2022, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)The aggregate non-audit fees billed by the registrant's principal accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates were $962,138 for the fiscal year ended July 31, 2022 and $960,465 for the fiscal year ended July 31, 2021.

(h)The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Frances G. Rathke – Chairperson, effective March 25, 2022

Peter S. Burgess

William H. Cunningham

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Not applicable.

(b)Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form

N-CSR. See attached "John Hancock Funds – Nominating, Governance and Administration Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds – Nominating, Governance and Administration Committee Charter".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK FUNDS II

/s/ Andrew Arnott

Andrew Arnott

President

Date: September 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Andrew Arnott

Andrew Arnott

President

Date: September 9, 2022

/s/ Charles A. Rizzo

Charles A. Rizzo

Chief Financial Officer

Date: September 9, 2022